================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-08727

                   SunAmerica Senior Floating Rate Fund, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  John T. Genoy
                              Senior Vice President
                      AIG SunAmerica Asset Management Corp.
                    Harborside Financial Center 3200 Plaza 5
                              Jersey City, NJ 07311
                    ----------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414

Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

================================================================================

Item 1. Reports to Stockholders

                                    [GRAPHIC]




                                                             ANNUAL REPORT 2008

SUNAMERICA
Senior Floating Rate Fund




[LOGO]

                        Table of Contents


          SHAREHOLDERS' LETTER....................................  1
          EXPENSE EXAMPLE.........................................  2
          STATEMENT OF ASSETS AND LIABILITIES.....................  4
          STATEMENT OF OPERATIONS.................................  6
          STATEMENT OF CHANGES IN NET ASSETS......................  7
          STATEMENT OF CASH FLOWS.................................  8
          FINANCIAL HIGHLIGHTS....................................  9
          PORTFOLIO OF INVESTMENTS................................ 14
          NOTES TO FINANCIAL STATEMENTS........................... 22
          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 30
          APPROVAL OF ADVISORY AGREEMENTS......................... 31
          DIRECTORS AND OFFICERS INFORMATION...................... 35
          SHAREHOLDER AND TAX INFORMATION......................... 38
          COMPARISON: FUND vs. INDEX.............................. 39

        December 31, 2008                                          ANNUAL REPORT

        Shareholders' Letter

Dear Shareholder:

As you know, 2008 was a year for the history books; one that may mark a watershed in our economic and financial history. We ended the year with the economy contracting rapidly, consumer confidence eroding, increasing joblessness, a threat of deflation, housing prices collapsing, and many major financial institutions obtaining governmental support. Moreover, the economic picture was not restricted to U.S. shores, as developed economies in Europe and Asia and emerging economies, such as Brazil and China, also experienced a serious contraction in economic growth.

The fixed income markets offered little relief for investors. Credit spreads widened significantly in both investment-grade and below-investment-grade credits. Even the leveraged loan market was not immune from the tidal wave that hit. We urge you to read the detailed discussion provided in this annual report to gain additional insight regarding the Fund and the leveraged loan market in 2008.

We strongly recommend that you consult with your financial adviser regularly to assure that you maintain a diversified portfolio that is appropriate for both your goals and risk tolerance. In these challenging times, we remain focused on the management of your assets and thank you for your continued investment.

Sincerely,

THE SUNAMERICA SENIOR FLOATING RATE FUND PORTFOLIO MANAGERS

AIG Investments
Thomas G. Brandt
John G. Lapham
Steven S. Oh



--------
Past performance is no guarantee of future results.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market, in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SunAmerica Senior Floating Rate Fund, Inc.
        EXPENSE EXAMPLE -- December 31, 2008 -- (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of the SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), you may incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges and
(2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2008 and held until December 31, 2008.

Actual Expenses

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended December 31, 2008" to estimate the expenses you paid on your account during this period. In addition, the "Expenses Paid During the Six Months Ended December 31, 2008" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus and/or your retirement plan documents for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2008" column would have been higher and the "Ending Account Value" would have been lower.

Hypothetical Example for Comparison Purposes

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. In addition, the "Expenses Paid During the Six Months Ended December 31, 2008" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus and/or your retirement plan document for full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended December 31, 2008" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to the Fund's prospectus and/or qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SunAmerica Senior Floating Rate Fund, Inc.
        EXPENSE EXAMPLE -- December 31, 2008 -- (unaudited) (continued)


                                                  Actual                                            Hypothetical
                           ---------------------------------------------------- ---------------------------------
                                                Ending                                           Ending Account
                                             Account Value     Expenses Paid                       Value using
                              Beginning      Using Actual        During the        Beginning    a Hypothetical 5%
                            Account Value     Returns at      Six Months Ended   Account Value  Assumed Return at
                           at July 1, 2008 December 31, 2008 December 31, 2008* at July 1, 2008 December 31, 2008
                           --------------- ----------------- ------------------ --------------- -----------------
Senior Floating Rate Fund
   Class A#...............    $1,000.00         $629.55            $5.94           $1,000.00        $1,017.85
   Class B#...............    $1,000.00         $628.20            $7.16           $1,000.00        $1,016.34
   Class C#...............    $1,000.00         $629.38            $7.17           $1,000.00        $1,016.34
   Class D#...............    $1,000.00         $631.14            $5.13           $1,000.00        $1,018.85
   Class Q#...............    $1,000.00         $629.16            $5.94           $1,000.00        $1,017.85

                           -------------------
                                                Expense
                             Expenses Paid       Ratio
                               During the        as of
                            Six Months Ended  December 31,
                           December 31, 2008*    2008*
                           ------------------ ------------
Senior Floating Rate Fund
   Class A#...............       $7.35            1.45%
   Class B#...............       $8.87            1.75%
   Class C#...............       $8.87            1.75%
   Class D#...............       $6.34            1.25%
   Class Q#...............       $7.35            1.45%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days divided by 366 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges and administrative fees, if applicable to your account. Please refer to your Prospectus and/or your qualified retirement plan document for more information.
# During the stated period, the investment adviser and distributor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended December 31, 2008" and the "Expense Ratios" would have been higher.

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2008

ASSETS:
Long-term investment securities, at value (unaffiliated)*............................ $ 127,832,438
Receivable for:
 Fund shares sold....................................................................       990,845
 Dividends and interest..............................................................     2,371,175
 Investments sold....................................................................     2,925,363
Prepaid expenses and other assets....................................................        15,375
Due from investment adviser for expense reimbursements/fee waivers...................        41,560
Due from distributor for fee waivers.................................................        24,405
                                                                                      -------------
 Total assets........................................................................   134,201,161
                                                                                      -------------
LIABILITIES:
Payable for:
 Fund shares redeemed................................................................     1,678,534
 Investments purchased...............................................................       255,393
 Investment advisory and management fees.............................................        96,515
 Distribution and service maintenance fees...........................................        71,284
 Administration fees.................................................................        45,419
 Transfer agent fees and expenses....................................................        39,021
 Directors' fees and expenses........................................................        72,681
 Other accrued expenses..............................................................       180,695
 Line of credit......................................................................     4,043,397
Dividends payable....................................................................       299,473
Commitments (Note 11)................................................................            --
                                                                                      -------------
 Total liabilities...................................................................     6,782,412
                                                                                      -------------
   Net assets........................................................................ $ 127,418,749
                                                                                      =============
NET ASSETS REPRESENTED BY:
Common stock, $.01 par value......................................................... $     247,987
Additional paid-in capital...........................................................   291,105,616
                                                                                      -------------
                                                                                        291,353,603
Accumulated undistributed net investment income (loss)...............................       (35,961)
Accumulated undistributed net realized gain (loss) on investments....................   (48,676,318)
Unrealized appreciation (depreciation) on investments................................  (115,222,575)
                                                                                      -------------
 Net assets.......................................................................... $ 127,418,749
                                                                                      =============
*COST
 Long-term investment securities (unaffiliated)...................................... $ 243,055,013
                                                                                      =============

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2008 -- (continued)

Class A:
Net assets................................................................. $25,545,511
Shares outstanding.........................................................   4,965,780
Net asset value and redemption price per share............................. $      5.14
Maximum sales charge (3.75% of offering price).............................        0.20
                                                                            -----------
Maximum offering price to public........................................... $      5.34
                                                                            ===========
Class B:
Net assets................................................................. $ 6,812,319
Shares outstanding.........................................................   1,326,952
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charges)............................. $      5.13
                                                                            ===========
Class C:
Net assets................................................................. $86,125,755
Shares outstanding.........................................................  16,766,107
Net asset value, offering and redemption price per share (excluding any
 applicable contingent deferred sales charges)............................. $      5.14
                                                                            ===========
Class D:
Net assets................................................................. $ 4,321,103
Shares outstanding.........................................................     841,202
Net asset value, offering and redemption price per share................... $      5.14
                                                                            ===========
Class Q:
Net assets................................................................. $ 4,614,061
Shares outstanding.........................................................     898,628
Net asset value, offering and redemption price per share................... $      5.13
                                                                            ===========

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF OPERATIONS -- For the year ended December 31, 2008

INVESTMENT INCOME:
Interest (unaffiliated)........................................................... $  19,065,855
Dividends (unaffiliated)..........................................................        91,333
Facility and other fee income (Note 2)............................................     1,180,835
                                                                                   -------------
   Total investment income........................................................    20,338,023
                                                                                   -------------
EXPENSES:
Investment advisory and management fees...........................................     2,270,511
Administration fees...............................................................     1,068,476
Distribution and service maintenance fees:
  Class A.........................................................................       229,065
  Class B.........................................................................       105,317
  Class C.........................................................................     1,311,125
  Class Q.........................................................................        12,482
Transfer agent fees and expenses:
  Class A.........................................................................       143,984
  Class B.........................................................................        36,536
  Class C.........................................................................       407,750
  Class D.........................................................................        18,293
  Class Q.........................................................................        13,338
Registration fees:
  Class A.........................................................................        41,521
  Class B.........................................................................        10,962
  Class C.........................................................................        35,656
  Class D.........................................................................            --
  Class Q.........................................................................            --
Accounting service fees...........................................................        65,454
Custodian and accounting fees.....................................................       120,101
Reports to shareholders...........................................................        77,583
Audit and tax fees................................................................        81,361
Legal fees........................................................................        25,755
Directors' fees and expenses......................................................        83,059
Interest expense..................................................................        54,931
Other expenses....................................................................        88,699
                                                                                   -------------
   Total expenses before fee waivers, expense reimbursements and custody credits..     6,301,959
   Fees waived and expenses reimbursed by investment adviser and distributor......    (1,876,397)
   Custody credits earned on cash balances........................................        (1,402)
                                                                                   -------------
   Net expenses...................................................................     4,424,160
                                                                                   -------------
Net investment income (loss)......................................................    15,913,863
                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments (unaffiliated)............................   (22,486,848)
Change in unrealized appreciation (depreciation) on investments (unaffiliated)....   (91,985,010)
                                                                                   -------------
Net realized and unrealized gain (loss) on investments............................  (114,471,858)
                                                                                   -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................... $ (98,557,995)
                                                                                   =============

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the year  For the year
                                                                           ended         ended
                                                                        December 31,  December 31,
                                                                            2008          2007
                                                                       -------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income (loss)......................................... $  15,913,863  $ 20,860,330
 Net realized gain (loss) on investments (unaffiliated)...............   (22,486,848)      193,887
 Net unrealized gain (loss) on investments (unaffiliated).............   (91,985,010)  (22,534,602)
                                                                       -------------  ------------
Increase (decrease) in net assets resulting from operations...........   (98,557,995)   (1,480,385)
                                                                       -------------  ------------

Distributions to Shareholders from:
 Net investment income (Class A)......................................    (3,963,017)   (4,228,420)
 Net investment income (Class B)......................................      (828,020)   (1,423,645)
 Net investment income (Class C)......................................   (10,303,857)  (14,137,627)
 Net investment income (Class D)......................................      (503,781)     (883,440)
 Net investment income (Class Q)......................................      (317,866)     (180,690)
                                                                       -------------  ------------
Total distributions to shareholders...................................   (15,916,541)  (20,853,822)
                                                                       -------------  ------------
Net increase (decrease) in net assets resulting from capital share transactions (Note 3)................................................  (117,400,217)  148,026,767
                                                                       -------------  ------------
Total increase (decrease) in net assets...............................  (231,874,753)  125,692,560
                                                                       =============  ============
NET ASSETS:
Beginning of period...................................................   359,293,502   233,600,942
                                                                       -------------  ------------
End of period+........................................................ $ 127,418,749  $359,293,502
                                                                       =============  ============
--------
+Includes accumulated undistributed net investment income (loss)...... $     (35,961) $    (33,283)
                                                                       =============  ============

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        STATEMENT OF CASH FLOWS -- For the year ended December 31, 2008

INCREASE (DECREASE) IN CASH
Cash flows from operating activities:
Net decrease in net assets from operations...................... $ (98,557,995)

Adjustments to reconcile net increase in net assets from
 operations to net cash used in operating activities:
 Purchase of loans..............................................   (84,876,002)
 Proceeds from loans sold.......................................   171,655,882
 Loan principal paydowns........................................    25,936,188
 Accretion of facility fee income...............................      (412,723)
 Decrease in receivable for dividends and interest..............     1,987,962
 Decrease in receivable for investments sold....................     1,503,905
 Decrease in amount due from investment adviser for expense
   reimbursements/fee waivers...................................        71,085
 Decrease in amount due from distributor for fee waivers........        42,769
 Decrease in prepaid expenses and other assets..................       (15,375)
 Increase in payable for investments purchased..................       242,915
 Decrease in payable for investment advisory and management fees      (169,016)
 Decrease in payable for distribution and service maintenance
   fees.........................................................      (122,741)
 Decrease in payable for administration fees....................       (79,537)
 Increase in other accrued expenses.............................     1,109,300
 Unrealized depreciation on investments.........................    91,985,010
 Net realized loss from investments.............................    22,486,848
                                                                 -------------
Net cash provided by operating activities....................... $ 132,788,475
                                                                 -------------
Cash flows from financing activities:
Proceeds from shares sold.......................................    88,244,485
Payment on shares redeemed......................................  (214,092,517)
Cash dividends paid.............................................    (6,921,973)
Decrease in due to custodian....................................       (18,470)
                                                                 -------------
Net cash used by financing activities........................... $(132,788,475)
                                                                 -------------
Net increase in cash............................................            --
Cash balance at beginning of period.............................            --
                                                                 -------------
Cash balance at end of period................................... $          --
                                                                 =============

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $9,410,038.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS


                                                                                  Class A+
                                                                       ----------------------------
                                                                                            For the
                                                                                          period from
                                                                         Year      Year    10/04/06*
                                                                        ended     ended     through
                                                                       12/31/08  12/31/07  12/31/06
                                                                       --------  -------- -----------
Net Asset Value, Beginning of Period.................................. $  8.88   $  9.40    $  9.39
Investment Operations:
Net investment income (loss)@.........................................    0.49      0.56       0.38
Net realized and unrealized gain (loss) on investments................   (3.74)    (0.48)     (0.22)
                                                                       -------   -------    -------
 Total from investment operations.....................................   (3.25)     0.08       0.16
                                                                       -------   -------    -------
Distributions:
Dividends from net investment income..................................   (0.49)    (0.60)     (0.15)
                                                                       -------   -------    -------
Net Asset Value, End of Period........................................ $  5.14   $  8.88    $  9.40
                                                                       -------   -------    -------
Total Return(1).......................................................  (38.20)%    0.84%      1.75%
Ratios/Supplemental Data
Net assets, end of period ($000's).................................... $25,546   $89,077    $14,165
Ratio of net expenses to average net assets...........................    1.45%     1.45%      1.45%#
Ratio of net investment income to average net assets..................    6.05%     6.58%      6.78%#
Portfolio turnover rate...............................................      32%       91%        61%
Expense ratio before waiver of fees and reimbursement of expenses.....    2.10%     2.04%      3.26%#
Net investment income ratio before waiver of fees and reimbursement
 of expenses..........................................................    5.41%     5.99%      4.97%#

--------
+ Effective October 4, 2006, Class A shares were redesignated to Class Q shares and a new class of shares designated as Class A commenced offering.
*  Inception date of class
@  Calculated based upon average shares outstanding.
#  Annualized
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                                          Class B
                                                                       --------------------------------------------
                                                                         Year      Year     Year     Year     Year
                                                                        ended     ended    ended    ended    ended
                                                                       12/31/08  12/31/07 12/31/06 12/31/05 12/31/04
                                                                       --------  -------- -------- -------- --------
Net Asset Value, Beginning of Period.................................. $  8.87   $  9.40  $  9.39  $  9.41  $  9.33
Investment Operations:
Net investment income (loss)@.........................................    0.48      0.58     0.59     0.41     0.29
Net realized and unrealized gain (loss) on investments................   (3.76)    (0.53)    0.01    (0.02)    0.08
                                                                       -------   -------  -------  -------  -------
 Total from investment operations.....................................   (3.28)     0.05     0.60     0.39     0.37
                                                                       -------   -------  -------  -------  -------
Distributions:
Dividends from net investment income..................................   (0.46)    (0.58)   (0.59)   (0.41)   (0.29)
                                                                       -------   -------  -------  -------  -------
Net Asset Value, End of Period........................................ $  5.13   $  8.87  $  9.40  $  9.39  $  9.41
                                                                       -------   -------  -------  -------  -------
Total Return(1).......................................................  (38.42)%    0.43%    6.55%    4.24%    3.97%
Ratios/Supplemental Data
Net assets, end of period ($000's).................................... $ 6,812   $19,203  $25,885  $25,181  $27,530
Ratio of net expenses to average net assets...........................    1.75%     1.75%    1.75%    1.75%    1.75%
Ratio of net investment income to average net assets..................    5.90%     6.22%    6.25%    4.36%    3.04%
Portfolio turnover rate...............................................      32%       91%      61%      57%      24%
Expense ratio before waiver of fees and reimbursement of expenses.....    2.56%     2.46%    2.45%    2.38%    2.38%
Net investment income ratio before waiver of fees and reimbursement
 of expenses..........................................................    5.08%     5.51%    5.55%    3.73%    2.41%

--------
@   Calculated based upon average shares outstanding.
(1) Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                                            Class C
                                                                       ------------------------------------------------
                                                                         Year      Year      Year      Year      Year
                                                                        ended     ended     ended     ended     ended
                                                                       12/31/08  12/31/07  12/31/06  12/31/05  12/31/04
                                                                       --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period.................................. $  8.87   $   9.40  $   9.39  $   9.41  $   9.33
Investment Operations:
Net investment income (loss)@.........................................    0.47       0.57      0.59      0.42      0.28
Net realized and unrealized gain (loss) on investments................   (3.74)     (0.52)     0.01     (0.03)     0.09
                                                                       -------   --------  --------  --------  --------
 Total from investment operations.....................................   (3.27)      0.05      0.60      0.39      0.37
                                                                       -------   --------  --------  --------  --------
Distributions:
Dividends from net investment income..................................   (0.46)     (0.58)    (0.59)    (0.41)    (0.29)
                                                                       -------   --------  --------  --------  --------
Net Asset Value, End of Period........................................ $  5.14   $   8.87  $   9.40  $   9.39  $   9.41
                                                                       -------   --------  --------  --------  --------
Total Return(1).......................................................  (38.31)%     0.43%     6.54%     4.24%     3.97%
Ratios/Supplemental Data
Net assets, end of period ($000's).................................... $86,126   $235,957  $176,743  $154,584  $174,583
Ratio of net expenses to average net assets...........................    1.75%      1.75%     1.75%     1.75%     1.75%
Ratio of net investment income to average net assets..................    5.89%      6.24%     6.26%     4.36%     3.06%
Portfolio turnover rate...............................................      32%        91%       61%       57%       24%
Expense ratio before waiver of fees and reimbursement of expenses.....    2.48%      2.40%     2.39%     2.32%     2.35%
Net investment income ratio before waiver of fees and reimbursement
 of expenses..........................................................    5.16%      5.59%     5.62%     3.79%     2.46%

--------
@   Calculated based upon average shares outstanding.
(1) Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)

                                                                                Class D
                                                             --------------------------------------------
                                                               Year      Year     Year     Year     Year
                                                              ended     ended    ended    ended    ended
                                                             12/31/08  12/31/07 12/31/06 12/31/05 12/31/04
                                                             --------  -------- -------- -------- --------
Net Asset Value, Beginning of Period........................ $  8.87   $  9.40  $  9.39  $  9.41  $  9.33
Investment Operations:
Net investment income (loss)@...............................    0.51      0.63     0.66     0.47     0.33
Net realized and unrealized gain (loss) on investments......   (3.74)    (0.54)   (0.01)   (0.03)    0.08
                                                             -------   -------  -------  -------  -------
 Total from investment operations...........................   (3.23)     0.09     0.65     0.44     0.41
                                                             -------   -------  -------  -------  -------
Distributions:
Dividends from net investment income........................   (0.50)    (0.62)   (0.64)   (0.46)   (0.33)
                                                             -------   -------  -------  -------  -------
Net Asset Value, End of Period.............................. $  5.14   $  8.87  $  9.40  $  9.39  $  9.41
                                                             -------   -------  -------  -------  -------
Total Return(1).............................................  (37.98)%    0.93%    7.08%    4.76%    4.49%
Ratios/Supplemental Data
Net assets, end of period ($000's).......................... $ 4,321   $10,428  $16,034  $23,148  $27,630
Ratio of net expenses to average net assets.................    1.25%     1.25%    1.25%    1.25%    1.25%
Ratio of net investment income to average net assets........    6.44%     6.71%    6.71%    4.86%    3.60%
Portfolio turnover rate.....................................      32%       91%      61%      57%      24%
Expense ratio before waiver of fees and reimbursement of
 expenses...................................................    1.71%     1.65%    1.72%    1.60%    1.62%
Net investment income ratio before waiver of fees and
 reimbursement of expenses..................................    5.98%     6.31%    6.24%    4.51%    3.23%

--------
@  Calculated based upon average shares outstanding.
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        FINANCIAL HIGHLIGHTS -- (continued)


                                                                                Class Q(2)
                                                             ---------------------------------------------
                                                                                                    For the
                                                                                                  period from
                                                               Year      Year     Year     Year    4/28/04*
                                                              ended     ended    ended    ended     through
                                                             12/31/08  12/31/07 12/31/06 12/31/05  12/31/04
                                                             --------  -------- -------- -------- -----------
Net Asset Value, Beginning of Period........................ $  8.88    $ 9.40   $ 9.39   $ 9.41    $ 9.42
Investment Operations:
Net investment income (loss)@...............................    0.46      0.55     0.59     0.43      0.22
Net realized and unrealized gain (loss) on investments......   (3.72)    (0.47)    0.04    (0.01)    (0.01)
                                                             -------    ------   ------   ------    ------
 Total from investment operations...........................   (3.26)     0.08     0.63     0.42      0.21
                                                             -------    ------   ------   ------    ------
Distributions:
Dividends from net investment income........................   (0.49)    (0.60)   (0.62)   (0.44)    (0.22)
                                                             -------    ------   ------   ------    ------
Net Asset Value, End of Period.............................. $  5.13    $ 8.88     9.40   $ 9.39    $ 9.41
                                                             -------    ------   ------   ------    ------
Total Return(1).............................................  (38.31)%    0.85%    6.86%    4.55%     2.22%
Ratios/Supplemental Data
Net assets, end of period ($000's).......................... $ 4,614    $4,628   $  773   $  401    $  224
Ratio of net expenses to average net assets.................    1.45%     1.45%    1.45%    1.45%     1.45%#
Ratio of net investment income to average net assets........    6.37%     6.58%    6.57%    4.74%     3.44%#
Portfolio turnover rate.....................................      32%       91%      61%      57%       24%
Expense ratio before waiver of fees and reimbursement of
 expenses...................................................    2.02%     2.13%    4.06%    4.32%     9.31%#
Net investment income ratio before waiver of fees and
 reimbursement of expenses..................................    5.80%     5.90%    3.97%    1.87%    (4.42)%#

--------
*  Inception date of class
@  Calculated based upon average shares outstanding.
#  Annualized
(1)Total return is not annualized and does not reflect sales load but does include expense reimbursements.
(2)Effective October 4, 2006, Class A shares were redesignated to Class Q shares and a new class of shares designated as Class A commenced offering.

See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO PROFILE -- December 31, 2008 -- (unaudited)

      Industry Allocation*
      Finance.....................................................   9.8%
      Retail Stores...............................................   8.4
      Broadcasting & Entertainment................................   8.3
      Leisure, Amusement, Entertainment...........................   7.6
      Chemicals, Plastics and Rubber..............................   6.6
      Printing and Publishing.....................................   6.6
      Buildings & Real Estate.....................................   5.4
      Oil and Gas.................................................   5.3
      Healthcare, Education and Childcare.........................   4.7
      Hotels, Motels, Inns and Gaming.............................   4.3
      Beverage, Food & Tobacco....................................   4.3
      Diversified/Conglomerate Manufacturing......................   3.7
      Cargo Transport.............................................   3.3
      Electronics.................................................   2.6
      Personal, Goods and Misc. Services..........................   2.4
      Personal and Nondurable Consumer Products...................   2.3
      Utilities...................................................   2.3
      Telecommunications..........................................   2.1
      Automobile..................................................   2.0
      Personal Transportation.....................................   1.9
      Machinery...................................................   1.4
      Home and Office Furnishings, Housewares and Durables........   1.4
      Mining, Steel, Iron and Nonprecious Metals..................   1.2
      Diversified/Conglomerate Service............................   0.9
      Aerospace/Defense...........................................   0.7
      Containers, Packaging and Glass.............................   0.6
      Textiles and Leather........................................   0.2
                                                                   -----
                                                                   100.3%
                                                                   =====

      Credit Quality+#
      BBB.........................................................   0.8%
      BBB-........................................................   0.2
      BB+.........................................................   2.8
      BB..........................................................   7.6
      BB-.........................................................  14.2
      B+..........................................................  25.9
      B...........................................................  21.8
      B-..........................................................  11.5
      CCC+........................................................   5.3
      CCC.........................................................   2.4
      CCC-........................................................   2.1
      CC..........................................................   0.6
      D...........................................................   1.9
      Not Rated@..................................................   2.9
                                                                   -----
                                                                   100.0%
                                                                   =====

--------
*  Calculated as a percentage of net assets.
@ Represents debt issues that either have no rating, or the rating is unavailable from the data source.
+  Source: Standard and Poors
# Calculated as a percentage of total debt issues, excluding short-term securities.

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008

                                                                  Ratings/(1)/
                                                                  ------------
                                                                                Interest   Maturity  Principal    Value
              Industry Description                     Type       Moody's S&P     Rate     Date/(2)/  Amount     (Note 2)
---------------------------------------------------------------------------------------------------------------------------
LOANS(3)(4) -- 99.8%
Aerospace/Defense -- 0.7%
  McKechnie Aerospace De, Inc.@.................. 2nd Lien         Ba3    CCC+    5.47%    05/11/15  $1,500,000 $   622,500
  Wesco International, Inc....................... 2nd Lien         Caa1    B-     6.22     03/28/14     500,000     347,500
                                                                                                                -----------
                                                                                                                    970,000
                                                                                                                -----------
Automobile -- 2.0%
  Allison Transmission, Inc...................... BTL-B             B1    BB-   4.19-5.00  08/07/14   1,957,530   1,103,206
  FleetPride Corp................................ BTL-B            Ba3    BB-     3.96     06/06/13     226,563     124,608
  Key Safety Systems, Inc........................ 1st Lien          B1     B+   2.72-6.75  03/08/14   1,473,750     770,033
  United Components, Inc......................... Tranche D        Ba3    BB-     4.39     06/30/12     416,465     289,442
  Visteon Corp................................... BTL-B             B3     B+     6.10     12/13/13   1,000,000     255,832
                                                                                                                -----------
                                                                                                                  2,543,121
                                                                                                                -----------
Beverage, Food & Tobacco -- 4.3%
  B&G Foods, Inc................................. BTL-B            Ba2    BB-     4.20     02/26/13     565,217     466,303
  Best Brands Corp............................... BTL-C             Ca     CC  12.00-18.00 06/30/13   1,574,286     708,428
  Birds Eye Foods, Inc........................... BTL               B2     B      3.21     03/22/13     849,167     692,071
  Dean Foods Co.................................. BTL-B             B1     BB   1.97-2.96  04/02/14     982,500     830,563
  Fresh Start Bakeries, Inc.@.................... 2nd Lien          B2     B-     7.25     03/29/14     250,000      81,250
  NPC International, Inc......................... BTL              Ba3     B+   2.22-6.09  05/03/13   1,572,024   1,068,977
  Pinnacle Foods Group, Inc...................... BTL-B             B2     B    4.66-6.80  04/02/14     985,000     678,665
  Wrigley Jr. Co................................. BTL-B            Baa3   BBB     7.75     09/30/14   1,000,000     959,167
                                                                                                                -----------
                                                                                                                  5,485,424
                                                                                                                -----------
Broadcasting & Entertainment -- 8.3%
  Century -- TCI California LP+#@(5)............. Revolver          NR     NR     3.25     12/31/07      10,000       9,900
  Charter Communications Operating LLC........... BTL               B1     B+   4.16-5.47  03/06/14   1,965,038   1,454,128
  Citadel Broadcasting Co........................ BTL-B             B3     B+   2.22-3.65  06/12/14   6,000,000   2,460,000
  Cumulus Media, Inc............................. BTL               B3     B      3.58     06/07/14   1,856,000     603,200
  Gray Television, Inc........................... BTL-B             B3     B    3.37-5.65  12/31/14     865,275     346,111
  HIT Entertainment, Ltd.@....................... 2nd Lien         Caa1    B-     8.21     02/26/13   1,000,000     350,000
  Intelsat Zeus, Ltd............................. BTL               B1    BB-     6.65     07/03/13     965,300     784,789
  Local TV LLC................................... BTL-B             B2     B+     2.47     05/07/13     847,372     283,869
  Mission Broadcasting, Inc...................... BTL-B            Ba2     B+     3.21     10/01/12   1,176,671     647,169
  Nexstar Broadcasting, Inc...................... BTL-B             B1     B+     3.21     10/01/12   1,113,285     612,307
  NextMedia Operating, Inc....................... 2nd Lien         Caa2   CCC     7.46     11/15/13     502,545     232,427
  Spanish Broadcasting Systems, Inc.............. 1st Lien         Caa1   CCC+    3.21     06/10/12     962,500     282,333
  Univision Communications, Inc.................. BTL-B             B2     B-     2.71     09/15/14   4,000,000   1,644,444
  WideOpenWest Finance LLC....................... BTL               B2     B-   3.97-5.97  06/22/14   1,000,000     562,500
  Young Broadcasting, Inc........................ BTL               B2     B-   4.00-5.25  11/03/12     965,000     358,256
                                                                                                                -----------
                                                                                                                 10,631,433
                                                                                                                -----------
Buildings & Real Estate -- 5.4%
  Brand Services, Inc............................ BTL               B1     B    3.75-4.19  02/07/14   1,965,000   1,192,101
  Brand Services, Inc............................ BTL-B2            B1     B    4.75-5.19  02/07/14     987,500     518,438
  Building Materials Holding Corp................ Junior 2nd Lien  Caa2    B+     6.31     09/15/14   1,000,000     447,000
  Building Materials Holding Corp................ BTL               B3     B+   5.00-6.63  02/22/14     980,174     598,519
  LandSource Communities Development LLC+(5)(7).. 1st Lien          NR     NR     8.25     05/31/09     924,624     212,664
  LandSource Communities Development LLC+@(5)(7). 2nd Lien          NR     NR     10.55    02/27/14     500,000      17,292
  North Las Vegas@............................... 1st Lien         Caa3   CCC+    4.46     05/01/11     222,667     133,600
  North Las Vegas@............................... 2nd Lien          C      CC     9.69     05/09/12     250,194      37,529
  PGT Industries, Inc............................ BTL-A2           Caa1    B-     6.25     02/14/12     329,268     230,488
  Realogy Corp................................... CLTL             Caa1   CCC-    6.78     10/10/13     731,288     461,322
  Realogy Corp................................... BTL              Caa1   CCC-    5.71     10/10/13   2,716,212   1,713,476
  Tensar Earth Technologies...................... BTL-B             B1     B      6.92     10/31/12     878,116     526,869
  ValleyCrest Cos................................ 1st Lien          B2     B+     4.20     10/08/13     980,534     666,763
  Yellowstone Club+@(5)(7)....................... BTL               Ca     D      5.55     09/30/10     204,667      92,100
                                                                                                                -----------
                                                                                                                  6,848,161
                                                                                                                -----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008 -- (continued)

                                                             Ratings/(1)/
                                                             -----------
                                                                          Interest  Maturity  Principal    Value
             Industry Description                   Type     Moody's  S&P   Rate    Date/(2)/  Amount     (Note 2)
-------------------------------------------------------------------------------------------------------------------
Cargo Transport -- 3.3%
  Cardinal Logistics Management, Inc.#@........ 2nd Lien       B2     B-    7.89%   03/23/14  $1,000,000 $  150,000
  Dockwise Transport BV@....................... BTL-B          B1      B    3.46    04/01/15     244,379    142,962
  Dockwise Transport BV@....................... BTL-B2         B1      B    5.96    04/01/15     500,000    292,500
  Dockwise Transport BV@....................... BTL-C          B1      B    4.33    04/01/16     244,379    142,962
  Dockwise Transport BV@....................... BTL-C2         B1      B    4.33    04/01/16     500,000    292,500
  Dockwise Transport BV@....................... BTL-D          B1      B    5.96    07/12/16     500,000    237,500
  Dockwise Transport BV@....................... BTL-D2         B1      B    5.96    07/12/16   1,000,000    475,000
  Greatwide Logistics Services, Inc.+@(5)(7)... 2nd Lien       C      NR    9.31    06/19/14   1,000,000    300,000
  Hertz Corp................................... Tranche B     Ba1     BB+ 2.72-3.77 12/21/12     342,845    204,565
  Ozburn-Hessey Holding Co. LLC@............... BTL            B1      B  3.71-6.67 08/10/12     504,644    391,098
  Swift Transportation Co., Inc................ BTL-B          B3     B+  4.69-6.50 05/10/14   4,418,605  1,615,946
                                                                                                         ----------
                                                                                                          4,245,033
                                                                                                         ----------
Chemicals, Plastics & Rubber -- 6.6%
  AZ Chemicals, Inc............................ 1st Lien       B1     BB-   2.46    02/28/13     933,902    594,584
  Brenntag AG.................................. BTL            B1     B+    5.07    01/20/14      49,091     35,959
  Brenntag AG.................................. BTL-B2         B1     B+    5.07    01/20/14     200,909    147,166
  Cognis GmbH.................................. STFA           B1      B    4.00    09/15/13   1,000,000    604,000
  Cristal Inorganic Chemicals US, Inc.......... 1st Lien      Ba3      B    3.71    05/15/14     899,320    620,531
  Georgia Gulf Corp............................ BTL-B         Ba3      B  7.25-8.00 10/03/13     497,302    331,949
  Hexion Specialty Chemicals, Inc.............. BTL-C1        Ba3      B    6.19    05/05/13     803,054    338,086
  Hexion Specialty Chemicals, Inc.............. BTL-C2        Ba3      B    3.75    05/05/13     174,000     73,254
  Huntsman International LLC................... BTL-B         Ba1     BB+   2.22    04/19/14   2,878,049  1,791,585
  Ineos US Finance LLC......................... BTL-B          B2      B    8.20    12/16/13     678,677    301,163
  Ineos US Finance LLC......................... BTL-C          B2      B    8.70    12/16/14     678,491    300,798
  ISP Chemco, Inc.............................. BTL-B         Ba3     BB- 2.50-3.69 06/04/14   1,477,500  1,007,163
  Kraton Polymers LLC.......................... BTL-B          B1      B    5.31    05/12/13     372,332    201,059
  Lyondell Chemical Co.(11).................... BTL-B2         B3     CCC   7.00    12/20/14   1,091,743    418,501
  Lyondell Chemical Co.(11).................... BTL-B3         B3     CCC   7.00    12/20/14     992,494    434,216
  Momentive Performance........................ BTL           Ba3     B+    2.75    12/04/13     976,959    637,466
  Wellman, Inc.+@(5)(7)........................ 2nd Lien       NR     NR    9.99    02/01/10   1,000,000     73,333
  Yankee Candle Co............................. BTL-B         Ba3     BB- 2.48-3.47 02/06/14     923,269    474,560
                                                                                                         ----------
                                                                                                          8,385,373
                                                                                                         ----------
Containers, Packaging & Glass -- 0.6%
  Graham Packaging Co. LP...................... BTL-B          B1     B+  2.75-6.31 10/07/11     952,576    693,793
  MMGS Packaging Acquisition@.................. 2nd Lien      Caa3    CC    6.96    03/08/15     500,000     40,000
                                                                                                         ----------
                                                                                                            733,793
                                                                                                         ----------
Diversified/Conglomerate Manufacturing -- 3.7%
  Accuride Corp................................ BTL-B         Ba3     B-    5.56    01/31/12   1,071,364    741,250
  Cinram International, Inc.................... BTL-B          B1     B+    4.71    05/05/11     963,521    638,333
  Manitowoc Co., Inc........................... BTL-B         Ba2     BB+   6.50    11/09/14   1,000,000    709,000
  RGIS LLC..................................... Delayed Draw   B1     B-    3.96    05/01/14      46,905     24,097
  RGIS LLC..................................... BTL-B          B1     B-  2.96-4.55 04/27/14     938,095    481,946
  Veyance Technologies, Inc.................... 1st Lien       B1     B+    4.38    07/31/14   2,592,188  1,419,223
  Veyance Technologies, Inc.................... Delayed Draw   B1     B+    4.38    07/31/14     371,250    203,259
  X-Rite, Inc.................................. 1st Lien       B2     B+    7.75    10/29/12     635,152    503,358
                                                                                                         ----------
                                                                                                          4,720,466
                                                                                                         ----------
Diversified/Conglomerate Service -- 0.9%
  Bridge Information Systems, Inc.+#@(5)(6).... BTL-B         Caa1     D    6.25    05/29/05     397,353          0
  NES Rentals Holdings......................... 2nd Lien      Caa1    B-    9.13    07/20/13   2,157,140    873,642
  Protection One, Inc.@........................ BTL           Ba2     BB- 2.71-2.72 03/31/12     453,638    303,938
                                                                                                         ----------
                                                                                                          1,177,580
                                                                                                         ----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008 -- (continued)

                                                                       Ratings/(1)/
                                                                       ------------
                                                                                    Interest  Maturity  Principal    Value
                  Industry Description                        Type     Moody's S&P    Rate    Date/(2)/  Amount     (Note 2)
------------------------------------------------------------------------------------------------------------------------------
Electronics -- 2.1%
  Aspect Software, Inc................................... Tranche A-1    B2     B-    4.56%   07/11/11  $  390,000 $   206,700
  Infor Global Solutions................................. Delayed Draw   B1     B+    5.21    07/28/12     335,143     172,599
  Infor Global Solutions................................. BTL            B1     B+    5.21    07/28/12     642,357     330,814
  Radio Systems, Inc.@................................... BTL-B          B2     B+    2.75    10/05/13     469,005     411,552
  Reynolds & Reynolds Co................................. 1st Lien      Ba2     BB    2.46    10/26/12     839,695     405,153
  Reynolds & Reynolds Co................................. 2nd Lien       B3     B     5.96    10/26/13     250,000      90,625
  Sensata Technologies BV................................ BTL-B          B1    BB-    5.26    04/30/13   1,959,799   1,009,296
                                                                                                                   -----------
                                                                                                                     2,626,739
                                                                                                                   -----------
Finance -- 9.8%
  Alliant Holdings....................................... BTL-B          B2     B     4.46    11/01/14     987,500     592,500
  Amwins Group, Inc...................................... 1st Lien       B2     B-  3.47-4.70 06/08/13   1,970,000   1,162,300
  Bankruptcy Management Solutions........................ 2nd Lien      Caa1   CCC    8.13    07/31/13     244,375      84,309
  Chrysler Financial Services LLC........................ BTL-B         Caa2   CCC-   6.00    08/03/12     987,500     519,143
  First Data Corp........................................ BTL-B1        Ba3    BB-    3.21    09/24/14     977,525     632,948
  First Data Corp........................................ BTL-B3        Ba3    BB-    3.21    09/24/14     987,500     639,406
  Hub International Holdings, Inc.@...................... BTL            B2     B+    3.96    06/13/14   2,414,216   1,400,245
  Hub International Holdings, Inc.@...................... Delayed Draw   B2     B+    3.96    06/13/14     542,637     314,730
  iPayment, Inc.......................................... BTL-B          B1     B   2.96-4.25 05/08/13   1,928,180   1,272,599
  LPL Holdings, Inc...................................... Tranche D     Ba3     B+  2.21-3.21 06/28/13   1,974,874   1,421,910
  National Processing Co. LLC............................ 1st Lien       B2     B+    7.21    09/29/13   1,341,944     821,941
  National Processing Co. LLC............................ 2nd Lien      Caa2   CCC+   10.71   09/29/14     500,000     212,500
  Neff Corp.............................................. 2nd Lien      Caa2   CCC    5.40    05/31/13     500,000     116,250
  NES Tanks.............................................. 2nd Lien      Caa2    B     6.26    04/04/14     500,000     216,250
  Rental Service Corp.................................... 2nd Lien       B3     B-  3.97-7.71 11/30/13   2,295,841   1,234,014
  TransFirst Holdings, Inc.@............................. BTL-B          B2     B     4.21    06/15/14   2,959,937   1,405,970
  USI Holdings Corp...................................... BTL-B          B2     B     4.21    05/04/14     987,469     424,612
                                                                                                                   -----------
                                                                                                                    12,471,627
                                                                                                                   -----------
Healthcare, Education & Childcare -- 4.7%
  AMR/EmCare Holdings.................................... BTL           Ba1     BB  2.47-4.19 02/10/12     576,749     498,888
  CHG Cos., Inc.@........................................ 2nd Lien       B1     B     3.25    12/08/13   1,000,000     645,000
  Gambro AB.............................................. BTL-B          B2     B-    5.62    06/05/14     430,973     251,042
  Gambro AB.............................................. BTL-C          B2     B-    6.12    06/05/15     430,973     240,267
  Health Management Associates........................... BTL-B          B1    BB-    3.21    02/28/14   1,817,067   1,127,879
  Hologic, Inc........................................... BTL-B         Baa3   BB+    4.75    03/31/13     572,639     515,375
  PTS Pharmaceuticals.................................... BTL-B         Ba3    BB-    3.71    04/10/14   1,970,000   1,196,775
  Spectrum Labs.......................................... BTL-B          NR     NR    4.78    12/23/11     824,222     618,166
  Team Health, Inc....................................... BTL-B          B1    BB-  3.47-4.15 11/23/12     242,500     167,325
  Vanguard Health Systems, Inc........................... Tranche 1     Ba3     B+  2.72-3.71 09/25/11     960,723     790,195
                                                                                                                   -----------
                                                                                                                     6,050,912
                                                                                                                   -----------
Home & Office Furnishings, Housewares & Durables -- 1.4%
  National Bedding Co.................................... 1st Lien       B1    BB-  3.64-4.25 08/31/11   1,421,450     827,994
  National Bedding Co.@.................................. 2nd Lien      Caa1    B-    6.64    02/28/14   1,000,000     478,333
  Simmons Co............................................. BTL-C          B2     B-  9.16-9.22 12/19/11     816,772     443,099
                                                                                                                   -----------
                                                                                                                     1,749,426
                                                                                                                   -----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008 -- (continued)

                                                                 Ratings/(1)/
                                                                 ------------
                                                                               Interest   Maturity  Principal    Value
              Industry Description                     Type      Moody's S&P     Rate     Date/(2)/  Amount     (Note 2)
-------------------------------------------------------------------------------------------------------------------------
Hotels, Motels, Inns, & Gaming -- 4.3%
  CCM Merger, Inc................................ BTL-B            B2    BB-  3.46-4.19%  07/13/12  $  464,707 $  220,736
  Fairmont Hotels and Resorts@................... BTL-B            NR     NR     3.72     05/12/11     362,353    349,671
  Golden Nugget, Inc............................. 1st Lien         B2    BB-     2.48     06/30/14   1,272,727    369,091
  Golden Nugget, Inc.(8)......................... Delayed Draw     B2    BB-   2.47-3.83  06/30/14     242,424     70,303
  Green Valley Ranch Gaming LLC@................. 2nd Lien        Caa3    B      5.08     08/16/14   1,000,000    135,000
  Isle of Capri Casinos, Inc..................... BTL              B1     B+     3.21     07/26/14   1,158,824    699,929
  Isle of Capri Casinos, Inc..................... Delayed Draw A   B1     B+     3.21     07/26/14     349,412    211,045
  Isle of Capri Casinos, Inc..................... Delayed Draw B   B1     B+     3.21     07/26/14     463,529    279,972
  Las Vegas Sands, Inc........................... BTL              B2     B+     2.22     05/23/14   2,955,000  1,365,866
  New World Gaming Partners, Ltd................. Delayed Draw     B1     B+     6.55     09/30/14     500,000    222,500
  New World Gaming Partners, Ltd................. 1st Lien         B1     B+     6.55     09/30/14   2,475,000  1,101,375
  Venetian Macau, Ltd............................ BTL              B2     B      2.72     05/23/13     500,000    242,813
  Venetian Macau, Ltd............................ BTL-B            B2     B      2.72     05/26/13     166,667     80,938
  Wembley, Inc.(10).............................. 1st Lien        Caa2   CCC   4.25-7.47  07/18/12     244,154    124,111
  Wembley, Inc.(10).............................. 2nd Lien         Ca     D      5.69     07/18/12     250,000     27,083
                                                                                                               ----------
                                                                                                                5,500,433
                                                                                                               ----------
Leisure, Amusement, Entertainment -- 7.6%
  24 Hour Fitness Worldwide, Inc................. BTL-B           Ba3     B+   2.97-6.71  06/08/12   1,945,000  1,147,550
  Audio Visual Services Group, Inc.@............. 2nd Lien         B3    CCC+    6.96     08/28/14   1,000,000     75,000
  Deluxe Entertainment Service Group, Inc........ CND TL-C        Ba3     B-     3.71     05/14/13      69,516     31,282
  Deluxe Entertainment Service Group, Inc........ Tranche A       Ba3     B-     3.71     05/11/13      39,370     17,717
  Deluxe Entertainment Service Group, Inc........ BTL-B           Ba3     B-   3.25-5.67  05/11/13     710,012    319,505
  Fender Musical Instruments Corp................ Delayed Draw     B2     B+     2.72     06/06/14     331,667    190,708
  Fender Musical Instruments Corp................ BTL-B            B2     B+     3.71     06/06/14     656,667    377,583
  Formula One Holdings@.......................... BTL-B1           NR     NR     2.71     12/31/13   1,142,857    604,898
  Formula One Holdings@.......................... BTL-B2           NR     NR     2.71     12/31/13     785,714    415,868
  Formula One Holdings@.......................... BTL-D2           NR     NR     5.31     06/30/14   1,500,000    553,125
  Hicks Sports Group@............................ BTL-B            B2    CCC+    4.00     12/22/10   3,000,000  2,325,000
  Metro-Goldwyn-Mayer Studios, Inc............... BTL-B           Ba3     B-   3.71-4.71  04/08/12   2,917,500  1,247,231
  Panavision, Inc................................ 2nd Lien        Caa3   CCC  10.92-11.03 03/30/12     500,000    200,000
  Six Flags Theme Parks, Inc..................... BTL              B2     B    2.73-6.14  04/30/15   1,945,063  1,157,313
  WMG Acquisition Corp........................... BTL-B           Ba3     BB   2.47-5.83  02/28/11   1,318,586  1,015,311
                                                                                                               ----------
                                                                                                                9,678,091
                                                                                                               ----------
Machinery -- 1.4%
  Generac Power Systems, Inc..................... 1st Lien         B2     B+     6.65     11/06/13     479,538    273,816
  Generac Power Systems, Inc..................... 2nd Lien         B2     B+     10.15    05/07/14   1,000,000    316,250
  Gleason Corp................................... BTL-B           Ba3     B    3.88-6.25  06/30/13     974,912    658,066
  NACCO Materials Handling Group, Inc............ BTL              B1    BB-   2.46-4.60  03/21/13     979,899    534,045
                                                                                                               ----------
                                                                                                                1,782,177
                                                                                                               ----------
Mining, Steel, Iron & Nonprecious Metals -- 1.2%
  Aleris International, Inc...................... BTL             Caa1    B      4.25     12/19/13     980,000    403,760
  Algoma Steel, Inc.............................. BTL-B            B3    BB-     4.42     06/20/13     705,032    437,121
  Novelis, Inc................................... CND TL          Ba2     BB     3.46     07/06/14     307,813    198,539
  Novelis, Inc................................... BTL             Ba2     BB     3.46     07/06/14     677,188    436,786
  Walter Industries, Inc......................... BTL              B2    BB+   2.71-4.16  10/03/12      77,186     56,153
                                                                                                               ----------
                                                                                                                1,532,359
                                                                                                               ----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008 -- (continued)

                                                              Ratings/(1)/
                                                              ------------
                                                                           Interest  Maturity  Principal    Value
             Industry Description                    Type     Moody's S&P    Rate    Date/(2)/  Amount     (Note 2)
--------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 5.3%
  Alon USA, Inc. (Edgington Facility)@.......... BTL            B1     BB    4.45%   06/22/13  $   27,025 $   17,566
  Alon USA, Inc. (Paramount Facility)@.......... BTL            B1     BB  2.71-4.45 06/22/13     216,202    140,532
  Alon Krotz Springs@........................... BTL-B          B1     B+    10.75   06/30/14     500,000    395,000
  ATP Oil & Gas Corp............................ BTL-B1         B3     B+    8.50    07/15/14   1,266,364    737,657
  ATP Oil & Gas Corp............................ BTL-B2         B3     B+    8.50    01/15/11     396,017    230,680
  Big West Oil LLC.............................. Delayed Draw  Caa3    D     4.50    05/15/14   1,100,000    495,000
  Big West Oil LLC.............................. BTL-B         Caa3    D     4.50    05/31/14     875,000    393,750
  CDX Funding LLC+(5)(7)........................ 2nd Lien       NR     NR    7.50    03/31/13   1,000,000    526,667
  Coffeyville Resources LLC..................... LOC            B2    BB-    6.63    12/27/10     162,162    115,135
  Coffeyville Resources LLC..................... BTL-B          B2    BB-  8.50-9.13 12/27/13     523,598    371,755
  Dresser, Inc.................................. 2nd Lien       B3     B-    7.99    05/04/15   1,000,000    577,500
  Helix Energy Solutions Group, Inc............. BTL-B         Ba2    BB+  2.96-6.75 07/01/13     501,907    350,080
  Quicksilver Resources, Inc.................... 2nd Lien       B1     B     7.75    08/08/13     935,150    617,199
  Targa Resources, Inc.......................... LOC           Ba3     B+    3.46    10/31/12      96,774     61,590
  Targa Resources, Inc.......................... BTL-B         Ba3     B+  5.76-5.98 10/31/12     168,444    107,202
  Venoco, Inc................................... 2nd Lien      Caa1    B     6.25    09/20/11   1,000,000    656,250
  Western Refining Co. LP....................... BTL            B3    BB-    9.25    05/30/14   1,829,286    912,814
                                                                                                          ----------
                                                                                                           6,706,377
                                                                                                          ----------
Personal & Nondurable Consumer Products -- 2.3%
  American Achievement Corp.@................... BTL-B          B1    BB-    3.45    03/25/11     383,871    276,387
  Hillman Group, Inc............................ BTL-B         Ba3    BB-  3.46-5.25 03/31/11     703,139    620,081
  Huish Detergents, Inc......................... 1st Lien      Ba3     BB    2.23    04/25/14   1,970,000  1,411,834
  Huish Detergents, Inc......................... 2nd Lien       B3     BB    4.73    10/26/14   1,000,000    583,333
                                                                                                          ----------
                                                                                                           2,891,635
                                                                                                          ----------
Personal, Goods & Misc. Services -- 2.4%
  Central Parking Corp.@........................ LOC           Ba2     B-    6.06    05/22/13     379,310    257,931
  Central Parking Corp.@........................ 1st Lien      Ba2     B-    2.81    05/22/14   1,054,520    717,073
  NEP, Inc.@.................................... BTL-B          B1     B     2.71    02/16/14     982,489    687,742
  Sabre Holdings Corp........................... BTL-B          B1     B+  3.89-5.42 09/30/14   2,943,615  1,292,247
  Travelport, Inc............................... BTL-B         Ba2    BB-    3.71    08/23/13     264,260    118,917
                                                                                                          ----------
                                                                                                           3,073,910
                                                                                                          ----------
Personal Transportation -- 1.9%
  Continental Airlines, Inc.@................... BTL-A1        Ba3     B     5.56    06/01/11     285,714    185,714
  Continental Airlines, Inc.@................... BTL-A2        Ba3     B     5.56    06/01/11     714,286    464,286
  Delta Air Lines, Inc.......................... 2nd Lien       B2     B     5.15    04/30/14     985,000    501,365
  United Airlines, Inc.......................... Tranche B      B3     B+  2.50-3.00 02/02/14   1,414,444    688,834
  US Airways Group, Inc......................... BTL            B3     B+    2.97    03/21/14   1,480,000    643,800
                                                                                                          ----------
                                                                                                           2,483,999
                                                                                                          ----------
Printing & Publishing -- 6.6%
  Advanstar Communications, Inc................. 1st Lien       B1     B-    3.71    05/31/14   1,972,469    936,923
  Advanstar Communications, Inc.@............... 2nd Lien      Caa2   CCC    6.46    11/30/14   1,000,000    325,000
  Affinity Group, Inc........................... BTL            B1     B   4.50-5.92 06/24/09   1,103,663    855,339
  Affinity Group, Inc........................... BTL-A          B1     B   3.25-5.92 03/20/14     239,460    169,808
  Caribe Information Investment, Inc............ BTL-B          B1     B+  3.14-3.69 03/31/13   1,693,962  1,058,726
  GateHouse Media Operating, Inc................ Delayed Draw  Caa1   CCC+ 4.20-4.25 08/28/14     815,217    127,174
  GateHouse Media Operating, Inc................ BTL-B         Caa1   CCC+   4.20    08/28/14   3,184,783    496,826
  GateHouse Media Operating, Inc................ BTL-C         Caa1   CCC+   4.12    08/28/14   1,000,000    156,000
  Idearc, Inc................................... BTL-B          B2     B-  2.47-3.46 11/17/14   1,960,000    618,799
  Local Insight Regatta Holdings, Inc........... BTL           Ba3    BB-    7.75    04/23/15     746,250    350,738
  National CineMedia, Inc....................... BTL            B1     B+    3.75    02/13/15   1,000,000    598,333
  Penton Media, Inc............................. BTL-B          B2     B-  2.71-5.67 02/01/13     982,500    391,362
  Reader's Digest Associations, Inc............. BTL-B          B2     B-  3.83-4.21 03/02/14     982,500    338,963
  Thomas Nelson Publishers...................... BTL-B          B3     B     8.75    06/12/12     397,524    198,762
  Tribune Co.+(5)(7)............................ BTL-B         Caa3    D     6.50    05/19/14   5,925,075  1,150,454
  Yell Group, Ltd............................... BTL-B         Ba3    BB-    3.46    10/27/12   1,000,000    585,000
                                                                                                          ----------
                                                                                                           8,358,207
                                                                                                          ----------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008 -- (continued)

                                                                Ratings/(1)/
                                                                ------------
                                                                              Interest  Maturity  Principal     Value
              Industry Description                     Type     Moody's S&P     Rate    Date/(2)/  Amount      (Note 2)
-------------------------------------------------------------------------------------------------------------------------
Retail Stores -- 8.4%
  Claire's Stores, Inc............................ BTL-B         Caa2    B   3.22-4.21% 05/29/14  $2,955,000 $  1,173,791
  David's Bridal, Inc............................. BTL            B2     B   2.46-3.46  01/31/14   1,965,000    1,149,525
  JRD Holdings, Inc............................... BTL           Ba3    BB-     4.08    05/15/17     968,750      697,500
  KIK Custom Products............................. CND TL         B3    CCC+    5.80    05/23/14     578,049      257,232
  KIK Custom Products............................. BTL            B3    CCC+    5.80    05/23/14   3,371,951    1,500,518
  Michaels Stores, Inc............................ BTL            B2     B   2.75-4.50  10/31/13   2,954,774    1,551,995
  Neiman-Marcus Group, Inc........................ BTL           Ba3     BB     4.19    04/06/13     822,785      528,078
  Petco Animal Supplies, Inc...................... BTL-B          B1    BB-  2.71-5.67  10/25/13     490,000      308,700
  Quality Stores, Inc. (Central Tractor)+#@(5)(6). BTL-B         Caa2    NR     5.75    04/30/07     833,705            0
  Quizno's LLC.................................... 1st Lien       B2     B+     3.75    05/05/13   2,185,142    1,171,236
  Smart & Final, Inc.............................. Delayed Draw   B2     B   3.46-6.83  05/21/13     402,010      281,407
  Smart & Final, Inc.............................. 1st Lien       B2     B   3.46-5.20  05/31/14     582,915      408,040
  Smart & Final, Inc.@............................ 2nd Lien      Caa1   CCC     7.21    11/30/14   1,000,000      450,000
  The Pantry, Inc................................. BTL            B1     BB     2.22    05/15/14   1,453,578      904,852
  The Pantry, Inc................................. Delayed Draw   B1     BB     2.22    05/04/14     418,470      260,498
                                                                                                             ------------
                                                                                                               10,643,372
                                                                                                             ------------
Telecommunications -- 2.1%
  Hargray Communications Group, Inc............... BTL            B1     B      3.38    06/29/14   1,785,166    1,437,059
  Hawaiian Telecom+(5)............................ BTL-B          B3     D      4.50    06/01/14     558,595      217,453
  IPC Systems, Inc................................ 1st Lien       B1     B+     3.71    05/31/14     926,639      494,594
  IPC Systems, Inc................................ 2nd Lien      Caa1   CCC+    6.75    05/31/15   1,000,000      200,000
  Sorenson Communications, Inc.................... Tranche B     Ba2     B+     2.97    08/16/13     425,658      327,757
                                                                                                             ------------
                                                                                                                2,676,863
                                                                                                             ------------
Textiles & Leather -- 0.2%
  William Carter Co............................... BTL-B         Ba3    BBB- 1.96-4.92  07/14/12     338,026      278,872
                                                                                                             ------------
Utilities -- 2.3%
  Entegra Power Group LLC......................... 2nd Lien       B3     B+     3.96    03/30/14     466,361      299,404
  KGen Power Corp................................. LOC            B1     BB     3.41    01/31/14     375,000      240,000
  KGen Power Corp................................. BTL            B1     BB     3.25    01/31/14     612,500      392,000
  La Paloma Generating Co......................... Delayed Draw   B2     B+     3.21    08/16/12      14,625       10,054
  La Paloma Generating Co......................... LOC            B2     B+     2.11    08/16/12      32,787       22,541
  La Paloma Generating Co......................... 1st Lien       B2     B+     3.21    08/16/12     183,627      126,244
  La Paloma Generating Co......................... 2nd Lien       B3    CCC+    4.96    08/16/13     250,000      143,750
  Mach Gen LLC.................................... LOC            B2     B+     3.22    02/22/13      88,760       79,174
  NE Energy, Inc.................................. 2nd Lien       B3    CCC+    5.97    05/01/14     250,000      137,500
  NSG Holdings II LLC............................. LOC           Ba2     BB     3.50    06/15/14     102,041       83,291
  NSG Holdings II LLC............................. BTL           Ba2     BB     3.50    06/15/14     644,056      525,711
  TPF Generation Holdings LLC..................... 2nd Lien       B3     B-     5.71    12/15/14   1,500,000      817,500
                                                                                                             ------------
                                                                                                                2,877,169
                                                                                                             ------------
  Total Loans (cost $240,929,032)....................................................                         127,122,552
                                                                                                             ------------

        SunAmerica Senior Floating Rate Fund, Inc.
        PORTFOLIO OF INVESTMENTS -- December 31, 2008 -- (continued)

                                                               Principal      Value
                   Industry Description                      Amount/Shares   (Note 2)
----------------------------------------------------------------------------------------
CORPORATE BONDS -- 0.5%
Electronics -- 0.5%
  NXP BV
   Note
   7.50% due 10/15/13(9) (cost $2,000,000)..................  $2,000,000   $    665,000
                                                                           ------------
COMMON STOCK -- 0.0%
Telecommunications -- 0.0%
  Global Crossing, Ltd.+....................................         175          1,389
  SAVVIS Communications Corp.+..............................       6,313         43,497
                                                                           ------------
  Total Common Stock (cost $125,981)........................                     44,886
                                                                           ------------
  Total Long-Term Investment Securities (cost $243,055,013).                127,832,438
                                                                           ------------
TOTAL INVESTMENTS -- 100.3%
  (cost $243,055,013)(12)...................................                127,832,438
Liabilities in excess of other assets -- (0.3)%.............                   (413,689)
                                                                           ------------
NET ASSETS -- 100.0%........................................               $127,418,749
                                                                           ============

--------
BTL  Bank Term Loan
CND TLCanadian Term Loan
LOC  Letter of Credit
FSRI First Securities Repurchase Increase
CLD  Credit Linked Deposit
CLC  Credit Linked Commitment
CLTL Credit Linked Term Loan
STFA Senior Term Facilities Agreement
NR   Security is not rated.
+    Non-income producing security
@ Illiquid security. At December 31, 2008, the aggregate value of these securities was $17,217,587, representing 13.5% of net assets.
#    Fair valued security; see Note 2
(1) Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered below investment grade. Ratings are unaudited. Ratings provided are as of December 31, 2008.
(2) Based on the stated maturity, the weighted average to maturity of the Loans held in the portfolio will be approximately 59 months. Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(3) The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior Loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.
(4) All loans in the portfolio were purchased through assignment agreements unless otherwise indicated.
(5)  Company has filed Chapter 11 bankruptcy protection.
(6) Loan is in default and did not pay principal at maturity. Final outcome of Chapter 11 bankruptcy is still to be determined.
(7)  Loan is in default.
(8)  Loan is subject to an unfunded loan commitment. See Note 11 for details.
(9) Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of December 31, 2008.
(10) PIK ("Payment-in-Kind") security. Loan that pays interest/dividends in the form of additional loans.
(11) Subsequent to December 31, 2008, the Company has filed for Chapter 11 bankruptcy protection and is in default.
(12) See Note 6 for cost of investments on a tax basis.
See Notes to Financial Statements

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008

Note 1. Organization of the Fund

   SunAmerica Senior Floating Rate Fund, Inc. (the "Fund"), is an open-end, non-diversified management investment company. The Fund was organized as a Maryland corporation in 1998, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is managed by AIG SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). The Fund's investment goal and principal investment strategy is to provide a high level of current income as is consistent with the preservation of capital by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in senior secured floating rate loans and other institutionally traded secured floating rate debt obligations. The Fund may also purchase investment grade fixed income debt securities and money market instruments.

   Prior to October 4, 2006, the Fund operated as a closed-end investment management company. On October 4, 2006, the Fund converted from a closed-end investment management company into an open-end investment management company. Concurrently with the conversion, the Class A shares were redesignated as Class Q shares and a new class of shares designated as Class A commenced offering.

   The Fund offers four classes of shares. Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge ("CDSC") on redemptions made within two years of purchase. Class B shares are offered for sale at net asset value without a front-end sales charge, although a declining CDSC charge may be imposed on redemptions made within four years of purchase. Class C shares are offered for sale at net asset value without a front-end sales charge, although a CDSC may be imposed on redemptions made within 12 months of purchase. Class D shares are offered for sale to existing Class D shareholders at net asset value without a front-end sales charge and no CDSC. Class Q shares are not currently offered for sale and are available only through a conversion of Class B shares eight years after purchase and Class C shares purchased before August 18, 1999, after ten years from purchase. The share classes differ in their respective distribution and service fees. All classes have equal rights to assets and voting privileges except as may otherwise be provided in the Fund's registration statement.

   Indemnifications: Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that may contain the obligation to indemnify others. The Fund's maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: The investments by the Fund in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors (the "Board"). Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the following factors will be considered, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until the next interest rate reset and maturity. Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)

   bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price. Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60/th/ day, are amortized to maturity based on the value determined on the 61/st/ day. Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The senior Loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior Loans is comparatively illiquid relative to markets for other fixed income securities. Consequently, obtaining valuations for those Loans may be more difficult than obtaining valuations for more actively traded securities. Thus, the value upon disposition on any given Loan may differ from its current valuation.

   In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)
   Level 3 -- Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2008:

Valuation Inputs               Investments in Securities Other Financial Instruments*
----------------               ------------------------- ----------------------------
Level 1 -- Unadjusted Quoted
  Prices......................       $     44,886                    $ --
Level 2 -- Other Significant
  Observable Inputs...........         60,752,989                      --
Level 3 -- Significant
  Unobservable Inputs.........         67,034,563                      --
                                     ------------                    ----
Total.........................       $127,832,438                    $ --
                                     ============                    ====

   The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                               Investments in Securities Other Financial Instruments*
                               ------------------------- ----------------------------
Balance as of 12/31/2007......       $120,463,686                    $ --
Accrued discounts/premiums....            112,657                      --
Realized gain (loss)..........         (3,261,792)                     --
Change in unrealized
  appreciation (depreciation).        (50,610,583)                     --
Net purchases (sales).........        (18,433,814)                     --
Transfers in and/or out of
  Level 3.....................         18,764,409                      --
                                     ------------                    ----
Balance as of 12/31/2008......       $ 67,034,563                    $ --
                                     ============                    ====

   -----
   * Other financial instruments are derivative instruments not reflected in the Portfolio of investments such as future, written option, swap and forward contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)


   Repurchase Agreements: The Fund may enter into repurchase agreements. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, the Fund did not enter into any repurchase agreements.

   Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date. For financial statement purposes, the Fund amortizes all premiums and accretes all discounts. Facility fees received, which were $412,723 for the period ended December 31, 2008, are accreted to income over the life of the Loans. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $768,112 for the period ended December 31, 2008, are recorded as income when received or contractually due to the Fund.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

   Dividends from net investment income are normally declared daily and paid monthly. Capital gain distributions, if any, are paid annually. The Fund records dividends and distributions to the shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected. The Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required. The Fund files U.S. Federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax years ending before 2005.

   New Accounting Pronouncements: In March 2008, the Financial Accounting Standards (FASB) issued FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities. The standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position and financial performance. It is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently in the process of determining the impact of the standard on the Fund's disclosures in the financial statements.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)


   Statement of Cash Flows: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account, and does not include any short-term investments at December 31, 2008.

Note 3. Capital Share Transactions

   The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in five different classes. Transactions in shares of each class were as follows:

                                            For the                              For the
                                          year ended                           year ended
                                       December 31, 2008                    December 31, 2007
                             -------------------------------       -----------------------------
                                  Shares             Amount             Shares            Amount
Class A                      -----------       -------------       ----------       ------------
Shares sold.................   6,245,181       $  51,114,036       16,345,482       $151,739,920
Reinvested distributions....     273,292           2,092,988          261,188          2,384,009
Shares redeemed............. (11,589,177)        (91,945,003)      (8,076,898)       (73,605,625)
                             -----------       -------------       ----------       ------------
   Net increase (decrease)..  (5,070,704)      $ (38,737,979)       8,529,772       $ 80,518,304
                             ===========       =============       ==========       ============

                                            For the                              For the
                                          year ended                           year ended
                                       December 31, 2008                    December 31, 2007
                             -------------------------------       -----------------------------
                                  Shares             Amount             Shares            Amount
Class B                      -----------       -------------       ----------       ------------
Shares sold.................     103,608       $     828,739          319,757       $  2,962,829
Reinvested distributions....      77,570             586,529          107,332            990,697
Shares redeemed.............  (1,018,041)(1)      (7,804,218)(1)   (1,016,781)(3)     (9,403,485)(3)
                             -----------       -------------       ----------       ------------
   Net increase (decrease)..    (836,863)      $  (6,388,950)        (589,692)      $ (5,449,959)
                             ===========       =============       ==========       ============

                                            For the                              For the
                                          year ended                           year ended
                                       December 31, 2008                    December 31, 2007
                             -------------------------------       -----------------------------
                                  Shares             Amount             Shares            Amount
Class C                      -----------       -------------       ----------       ------------
Shares sold.................   3,712,260       $  30,768,232       14,008,359       $130,699,614
Reinvested distributions....     812,486           6,128,175          940,512          8,648,660
Shares redeemed............. (14,346,426)(2)    (109,402,031)(2)   (7,162,128)(4)    (65,556,497)(4)
                             -----------       -------------       ----------       ------------
   Net increase (decrease)..  (9,821,680)      $ (72,505,624)       7,786,743       $ 73,791,777
                             ===========       =============       ==========       ============

                                            For the                              For the
                                          year ended                           year ended
                                       December 31, 2008                    December 31, 2007
                             -------------------------------       -----------------------------
                                  Shares             Amount             Shares            Amount
Class D                      -----------       -------------       ----------       ------------
Shares sold.................       4,615       $      38,808           41,222       $    381,302
Reinvested distributions....      52,090             391,164           73,932            683,176
Shares redeemed.............    (390,769)         (2,984,986)        (645,739)        (5,976,532)
                             -----------       -------------       ----------       ------------
   Net increase (decrease)..    (334,064)      $  (2,555,014)        (530,585)      $ (4,912,054)
                             ===========       =============       ==========       ============

                                            For the                              For the
                                          year ended                           year ended
                                       December 31, 2008                    December 31, 2007
                             -------------------------------       -----------------------------
                                  Shares             Amount             Shares            Amount
Class Q                      -----------       -------------       ----------       ------------
Shares sold.................     562,812(1)(2) $   4,143,860(1)(2)    526,688(3)(4) $  4,876,693(3)(4)
Reinvested distributions....      29,709             211,182           11,501            105,134
Shares redeemed.............    (215,377)         (1,567,692)         (98,969)          (903,128)
                             -----------       -------------       ----------       ------------
   Net increase (decrease)..     377,144       $   2,787,350          439,220       $  4,078,699
                             ===========       =============       ==========       ============

   -----
   (1)Includes automatic conversion of 419,528 shares of Class B shares in the amount of $3,261,102 to 419,281 shares of Class Q shares in the amount of $3,261,102.
   (2)Includes automatic conversion of 138,651 shares of Class C shares in the amount of $866,418 to 138,651 shares of Class Q shares in the amount of $866,418.
   (3)Includes automatic conversion of 523,771 shares of Class B shares in the amount of $4,850,526 to 523,771 shares of Class Q shares in the amount of $4,850,526.
   (4)Includes automatic conversion of 1,596 shares of Class C shares in the amount of $14,348 to 1,596 shares of Class Q shares in the amount of $14,348.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)


Note 4. Purchases and Sales of Securities

   During the period ended December 31, 2008, the Fund's cost of purchases of Loans and proceeds from Loan sales were $84,876,002 and $197,592,070, respectively.

Note 5. Investment Advisory Agreement and Other Transactions with Affiliates

   The Fund has entered into an Investment Advisory and Management Agreement (the "Advisory Agreement") with SunAmerica. Pursuant to the Advisory Agreement, SunAmerica provides continuous supervision of the Fund and administers its corporate affairs, subject to the general review and oversight of the Board. In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. SunAmerica also selects, contracts with and compensates the subadviser to manage the Fund's assets. The Fund will pay SunAmerica a monthly advisory fee at the following annual rates, based on the average daily net assets of the Fund: 0.85% on the first $1 billion; 0.80% on the next $1 billion; and 0.75% thereafter.

   AIG Global Investment Corp. ("AIGGIC") acts as subadviser to the Fund pursuant to a Subadvisory Agreement with SunAmerica. AIGGIC is an indirect wholly-owned subsidiary of AIG and is an affiliate of SunAmerica. Under the Subadvisory Agreement, AIGGIC manages the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, AIGGIC is entitled to receive from SunAmerica a monthly fee payable at the following annual rates: 0.25% for the first $1 billion of average daily net assets; and 0.20% for average daily net assets of more than $1 billion. The fee paid to the subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Administrative Services Agreement (the "Administrative Agreement") SunAmerica acts as the Fund's administrator and is responsible for providing and supervising the performance by others, of administrative services in connection with the operations of the Fund, subject to supervision by the Fund's Board. For its services, SunAmerica receives an annual fee equal to 0.40% of average daily net assets of the Fund. For the year ended December 31, 2008, SunAmerica accrued administration fees in the amount of $1,068,476.

   The Fund has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor")+, an affiliate of the Adviser. The Fund has adopted a Distribution Plan on behalf of each class of shares (other than Class D shares) (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan," "Class B Plan," "Class C Plan," and "Class Q Plan." In adopting the Plans, the Board determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan, Class B Plan and Class C Plan, the Distributor receives payments from the Fund at an annual rate of 0.10%, 0.50% and 0.50%, respectively, of the average daily net assets of the Fund's Class A, Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Plans provide that the Class A, Class B, Class C and Class Q shares of each Fund will pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to compensate the Distributor and certain securities firms for account maintenance activities. Accordingly, for the year ended December 31, 2008, SACS received fees (see Statement of Operations) based upon the aforementioned rates. For the period ended December 31, 2008 SACS received sales charges on Class A shares of $105,013, of which $21,153 was reallowed to affiliated broker-dealers and $64,950 to

--------
+ Effective November 15, 2008, AIG SunAmerica Capital Services, Inc. changed its name to SunAmerica Capital Services, Inc.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)

   non-affiliated broker-dealers. In addition, SACS receives the proceeds of early withdrawal charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. For the period ended December 31, 2008, SACS received early withdrawal charges of $277,852. For the period ended December 31, 2008 SACS voluntarily waived fees for the following classes: Class A $97,463, Class B $35,105, Class C $436,889, and Class Q $2,517. The fee waiver and expense reimbursement will continue indefinitely but may be terminated at any time.

   The Fund has entered into a Service Agreement with AIG SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement, which permits the Fund to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Board of Directors. For the period ended December 31, 2008, the Fund incurred the following expenses, which are included in the transfer agent fees and expenses payable on the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                      Payable at
                                          Expense  December 31, 2008
                                          -------- -----------------
           Class A....................... $143,984      $ 4,959
           Class B.......................   30,893        1,324
           Class C.......................  384,597       17,016
           Class D.......................   17,204          850
           Class Q.......................   10,985          693

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's annual operating expenses at 1.45% for Class A, and 1.75% for Class B and Class C, of average daily net assets. Annual Fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles or acquired fees and expenses. The expense reimbursements and fee waivers will continue indefinitely, subject to termination by the Board, including a majority of the directors that are not deemed to be "interested persons" of the Fund, as defined by Section 2(a)(19) of the 1940 Act ("Disinterested Directors"). SunAmerica is voluntarily waiving fees and/or reimbursing expenses, so that the total net expense ratios do not exceed 1.45% for Class Q and 1.25% for Class D of average daily net assets. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica. For the period ended December 31, 2008, SunAmerica waived fees and reimbursed expenses as follows: Class A $326,237, Class B $78,866, Class C $837,267, Class D $36,195, and Class Q $25,858.

   On September 22, 2008, AIG, the ultimate parent of SunAmerica, SACS and SAFS, entered into a revolving credit facility (the "Credit Facility") and a Guarantee and Pledge Agreement with the Federal Reserve Bank of New York under the terms of which AIG will issue a new series of perpetual, non-redeemable Convertible Participating Serial Preferred Stock (the "Preferred Stock") to a trust that will hold the Preferred Stock for the benefit of the United States Treasury. On October 3, 2008, AIG announced that it plans to retain its U.S. property and casualty and foreign general insurance businesses, and to retain a continuing ownership interest in its foreign life insurance operations, and that it is exploring divestiture opportunities for its remaining high-quality businesses and assets.

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, retirement pension expense, and treatment of defaulted securities.

         Distributable Earnings                               Tax Distributions
------------------------------------------   ---------------------------------------------------------------------------
  For the year ended December 31, 2008       For the year ended December 31, 2008   For the year ended December 31, 2007
------------------------------------------   -------------------------------------  -------------------------------------
             Long-term        Unrealized
Ordinary  Gains/Capital and  Appreciation/    Ordinary           Long-term           Ordinary           Long-term
Income      Other Losses     (Depreciation)    Income           Capital Gains         Income           Capital Gains
--------  -----------------  ---------------    ------------    -------------          ------------    -------------
$38,417    $(41,919,687)     $(115,222,932)  $15,916,541            $ --            $20,853,822            $ --

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)

   Capital Loss Carryforwards. At December 31, 2008 capital loss carryforward available to offset future recognized gains were $41,919,687 with $9,997,029 expiring in 2009, $7,736,363 expiring in 2010, $4,956,144 expiring in 2011,
   $3,498,813 expiring in 2012, and $15,731,338 expiring in 2016.

   During the year ending December 31, 2008, the Senior Floating Rate Fund had $1,009,013 of capital loss carry forward expire.

   Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended December 31, 2008, the Fund elected to defer $6,756,274 of Post-October Capital Losses.

   For the period ended December 31, 2008, reclassifications were made to increase accumulated net realized gain/(loss) by $1,009,013 with an offsetting adjustment to additional paid-in capital of $(1,009,013). The reclassifications arising from book/tax differences were due to the expiration of capital loss carryforward.

   Unrealized appreciation and depreciation in the value of investments at December 31, 2008 for federal income tax purposes were as follows:

  Cost (tax basis)............................................ $ 243,055,370
                                                               =============
  Gross unrealized appreciation............................... $          --
  Gross unrealized depreciation...............................  (115,222,932)
                                                               -------------
  Net unrealized depreciation................................. $(115,222,932)
                                                               =============

Note 7. Director Retirement Plan

   The Directors of the Corporation have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended for the Disinterested Directors. The Retirement Plan provides generally that a Disinterested Director may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Director of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Director and completed five (5) consecutive years of service as a Director of any Adopting Fund (an "Eligible Director"). Pursuant to the Retirement Plan, an Eligible Director may receive benefits upon (i) his or her death or disability while a Director or (ii) the termination of his or her tenure as a Director, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Director.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Director and Participant, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding clause during prior years is added to each Eligible Director's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008 the Retirement Plan was amended to among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permits active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SunAmerica Senior Floating Rate Fund, Inc.
        NOTES TO FINANCIAL STATEMENTS -- December 31, 2008 -- (continued)


   As of December 31, 2008, the Fund had accrued $55,547 for the Retirement Plan, which is included in Directors' fees and expenses line on the Statement of Assets and Liabilities and for the period ended December 31, 2008, expensed $17,714 for the Retirement Plan, which is included in Directors' fees and expenses line on the Statement of Operations.

Note 8. Line of Credit

   The SunAmerica Family of Mutual Funds has established $75 million committed and $50 million uncommitted lines of credit with State Street Bank & Trust Company ("State Street"), the Fund's custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 10 basis points per annum on the daily unused portion of the $75 million committed line of credit, which is included in other expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. For the period ended December 31, 2008, the Fund had borrowings outstanding for 153 days under the line of credit and incurred $54,931 in interest charges related to these borrowings. The Fund's average amount of debt under the line of credit for the days utilized was $6,037,310 at a weighted average interest rate of 2.10%. At December 31, 2008, the line of credit had a balance outstanding of $4,043,397.

Note 9. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the Securities and Exchange Commission (the "Commission"), the Fund is permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the period ended December 31, 2008, the Fund did not participate in this program.

Note 10. Investment Concentration

   The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons positioned between the Fund and the Borrower.

Note 11. Unfunded Loan Commitments

   On December 31, 2008, the Fund had the following unfunded loan commitments which could be extended at the option of the Borrower:

                                                          Maturity
    Name                                    Type            Date    Amount
    ----                           ---------------------- -------- --------
    Golden Nugget, Inc............ Delayed Draw Term Loan 06/30/14 $484,848

        SunAmerica Senior Floating Rate Fund, Inc.
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Senior Floating Rate Fund, Inc. (the "Fund") at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, brokers and selling or agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, Texas
February 25, 2009

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- December 31, 2008 -- (unaudited)

The Board, the members of which are referred to as "Directors" of the Fund, including the Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund, SunAmerica or AIGGIC (the "Disinterested Directors"), approved the continuation of the Advisory Agreement for a one-year period ending August 31, 2009 at an in-person meeting held on August 26-27, 2008. At this same meeting, the Board also approved the continuation of the Subadvisory Agreement between SunAmerica and AIGGIC (the "Subadvisory Agreement") with respect to the Fund for a one-year period ending August 31, 2009.

In accordance with Section 15(c) of the 1940 Act, the Board requested and SunAmerica and AIGGIC, where applicable, provided materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement. These materials included (a) a summary of the services provided by SunAmerica and its affiliates to the Fund; (b) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds; (c) information on the profitability of SunAmerica, AIGGIC and their affiliates, a discussion of any indirect benefits; (d) a report on economies of scale; (e) a discussion on general compliance policies and procedures; (f) a summary of brokerage and soft dollar practices; and (g) a discussion of the key personnel of SunAmerica, AIGGIC and their affiliates.

In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreement, the Board, including Disinterested Directors, considered the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and AIGGIC. The Board, including the Disinterested Directors, considered the nature, quality and extent of services to be provided by SunAmerica and AIGGIC. The Board noted that the services include acting as investment manager and adviser to the Fund, managing the daily business affairs of the Fund, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment the Fund's investment policies, or for providing oversight with respect to he daily management of the Fund's portfolio by a subadviser. Additionally, the Board observed that SunAmerica would provide office space, bookkeeping, accounting, clerical, secretarial and certain administrative services (excusive of, an in addition to, any such service provide by any other party retained by the Fund) and has authorized any of its officers and employees, if elected, to serve as officers or trustees of the Fund without compensation. Finally, the Board noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including AIGGIC. In addition to the quality of the advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund pursuant to the Advisory Agreement. Additionally, the Board observed that SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Services Agreement between SunAmerica and the Fund (the "Administrative Services Agreement"). Finally, the Board noted that SunAmerica is responsible for overseeing the activities of affiliated and unaffiliated third-party service providers, including AIGGIC.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of SunAmerica and concluded, based on their experience and interaction with SunAmerica, that: (i) SunAmerica is able to retain quality portfolio managers, analysts and other personnel; (ii) SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreement; (iii) SunAmerica had been responsive to requests of the Board; and (iv) SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high. The Board also noted the high quality of services under the Administrative Services Agreement.

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- December 31, 2008 -- (unaudited) (continued)


The Board also considered SunAmerica's reputation and relationship with the Fund and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of June 30, 2008, SunAmerica managed, advised an/or administered approximately $49.7 billion in assets. The Board also considered SunAmerica's code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus. Additionally, the Board considered SunAmerica's compliance and regulatory history.

The Board also considered the nature, quality and extent of subadvisory services provided by AIGGIC. The Board observed that AIGGIC is responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund, subject to the oversight and review of SunAmerica. The Board reviewed AIGGIC's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Fund and concluded, based on their experience with AIGGIC, that: (i) AIGGIC is able to retain high quality portfolio managers and other investment personnel; (ii) AIGGIC exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreement; and (iii) AIGGIC had been responsive to requests of the Board and of SunAmerica. The Board considered that AIGGIC has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Prospectus. The Board also considered AIGGIC's code of ethics, compliance and regulatory history. The Board concluded that the nature and extent of services to be provided by AIGGIC under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fee and that the quality of services continues to be high.

Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of SunAmerica and AIGGIC with respect to the Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund's peer group ("Peer Group") and peer universe ("Peer Universe") as independently determined by Lipper and to the S&P/LSTA Leveraged Loan Index. The Board was provided with a description of the methodology used by Lipper to select the funds in the Peer Group and Universe. The Board also noted that it regularly reviews the performance of the Fund throughout the year. The Board noted that, while it monitors performance of the Fund closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

In preparation for the August 26-27, 2008 meeting, the Board was provided with reports independently prepared by Lipper. Based on the Lipper reports, the Board reviewed the Fund's annualized total returns for the prior one-, two-, three-, four- and five-year periods ended May 31, 2008. The Board noted that it was also provided with a supplemental Lipper performance report for the periods ended June 30, 2008. In addition, the Board received a report prepared by SunAmerica that detailed the Fund's performance for the three- and six-month periods ended June 30, 2008.

Specifically, the Board considered that the Fund ranked in the fifth quintile of its Peer Universe for one-, two-, three- and four-year periods ended May 31, 2008 and ranked in the third quintile for the five-year period ended May 31, 2008. The Board noted that there were only two other funds in the Fund's Peer Group. The Board noted that the Fund's performance does not meet the Board's expectations. SunAmerica noted that it was working with the Fund's portfolio manager and analysts in an effort to improve performance. The Board noted that it will continue to carefully monitor and discuss the Fund's performance with SunAmerica.

Consideration of the Management Fee and Subadvisory Fee and the Cost of the Services and Profits to be Realized by SunAmerica and AIGGIC and their Affiliates from the Relationship with the Fund. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to SunAmerica pursuant to the Advisory Agreement and the fees paid by SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, AIGGIC or their affiliates in connection with providing such services to the Fund.

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- December 31, 2008 -- (unaudited) (continued)


To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund's Peer Group and Peer Universe. In considering the reasonableness of the management fee to be paid by the Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering the Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica. The Board compared the Fund's net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the management fee for the Fund. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board also noted the relative small size of the Fund's Peer Group. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since SunAmerica informed the Board that there were no such Funds or accounts.

The Board also received and reviewed information regarding the fees paid by SunAmerica to AIGGIC pursuant to the Subadvisory Agreement. To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report independently prepared by Lipper. The report showed comparative fee information of the Fund's Peer Group and Peer Universe that the Directors used as a guide to help assess the reasonableness of the subadvisory fee. The Directors noted that Peer Group and Peer Universe information as a whole was useful in assessing whether AIGGIC was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fee is paid by SunAmerica out of its management fee and not by the Fund, and that subadvisory fees may vary widely within a Peer Group and Peer Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of the subadvisory fee paid out by SunAmerica and the amount of the management fee which it retained. The Board noted that the subadvisory fee paid by SunAmerica to AIGGIC was reasonable as compared to fees AIGGIC receives for other mutual funds and accounts for which it serves as adviser or subadviser.

The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from its relationship with the Fund. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Fund.

The Board considered the profitability of SunAmerica under the Advisory Agreement and Administrative Services Agreement, and considered the profitability of SunAmerica's affiliates under the Service Agreement, Rule 12b-1 Plans and Distribution Agreement. Additionally, the Board considered whether SunAmerica, AIGGIC and its affiliates received any indirect benefits from the relationship with the Fund. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica and AIGGIC, serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Fund. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed AIGGIC's financial statements and considered whether AIGGIC had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Fund to date.

        SunAmerica Senior Floating Rate Fund, Inc.
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT -- December 31, 2008 -- (unaudited) (continued)


The Board concluded that SunAmerica and AIGGIC had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreement and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fee were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that as a result of being part of the SunAmerica fund complex, the Fund shares common resources and may share certain expenses, and if the size of the complex increases, the Fund could incur lower expenses than it otherwise would achieve as a stand-alone entity. The Board also considered the anticipated efficiencies in the processes of SunAmerica as it adds labor and capital to expand the scale of operations. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of Class A, B and C shares of the Fund at certain levels and is voluntarily waiving fees and/or reimbursing expenses for Class D and Class Q shares. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints or economies of scale. The Board concluded that the Fund's management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board did not review specific information regarding whether there have been economies of scale with respect to AIGGIC's management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.

Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreement, the Board also received information regarding SunAmerica's and AIGGIC's brokerage and soft dollar practices. The Board considered that SunAmerica and AIGGIC are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board noted that they receive reports from SunAmerica and from an independent third party that included information on brokerage commissions and execution throughout the year and that commissions paid had generally been reasonable and the quality of brokerage execution had generally been high. The Board also considered the benefits SunAmerica and AIGGIC derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or AIGGIC in return for allocating brokerage; however the Board noted that AIGGIC generally does not pay commissions to soft dollar brokerages for the Fund. The Board further observed that when making purchases of new issues with fixed underwriting fees, SunAmerica or AIGGIC may designate the use of broker-dealers who have agreed to provide certain statistical, research and other information.

Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement and the Subadvisory Agreement for the Fund, each for a one-year period ending August 31, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreement were fair and reasonable and in the best interests of the Fund and the Fund's shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

        SunAmerica Senior Floating Rate Fund, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2008 -- (unaudited)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                  Number of
                                          Term of                                  Funds in
         Name,            Position(s)   Office and                               Fund Complex
      Address and         Held With      Length of     Principal Occupation(s)   Overseen by    Other Directorships
     Date of Birth*        the Fund    Time Served(4)    During Past 5 Years     Director(1)    Held by Director(2)
------------------------  -----------  --------------  ------------------------  ------------ ------------------------
Disinterested Directors

Dr. Judith L. Craven       Director       2000 -       Retired.                       87      Director, Belo Corp.
DOB: October 6, 1945                      present                                             (1992 to present);
                                                                                              Director, Sysco Corp.
                                                                                              (1996 to present);
                                                                                              Director, Luby's Inc.
                                                                                              (1998 to present).

William F. Devin           Director       1998 -       Retired.                       88      Director, Boston Options
DOB: December 30, 1938                    present                                             Exchange (2001 to
                                                                                              Present).

Samuel M. Eisenstat        Chairman       2001 -       Attorney, sole                 48      Director, North European
DOB: March 7, 1940         of the         present      practitioner.                          Oil Royalty Trust.
                           Board

Stephen J. Gutman          Director       2001 -       Vice President, Corcoran       48      None
DOB: May 10, 1943                         present      Group (Real Estate)
                                                       (2003 to present);
                                                       President and Member of
                                                       Managing Directors, Beau
                                                       Brummell -- Soho, LLC
                                                       (Licensing of menswear
                                                       specialty retailing and
                                                       other activities) (1988
                                                       to present).

William J. Shea            Director       2004 -       Managing Partner, DLB          48      Chairman of the Board,
DOB: February 9, 1948                     present      Capital LLC Private                    Royal and SunAlliance
                                                       Equity (2006 to                        Co. U.S.A., Inc. (2005
                                                       present); President and                to present); Director,
                                                       CEO, Conseco, Inc.                     Boston Private Financial
                                                       (Financial Services)                   Holdings (2004 to
                                                       (2001 to 2004); Chairman               present).
                                                       of the Board of
                                                       Centennial Technologies,
                                                       Inc. (1998 to 2001).
Interested Director

Peter A. Harbeck(3)        Director       2001 -       President, CEO and             96      None
DOB: January 23, 1954                     present      Director, SunAmerica
                                                       (1995 to present);
                                                       Director, SunAmerica
                                                       Capital Services, Inc.
                                                       ("SACS") (1993 to
                                                       present); Chairman, AIG
                                                       Advisor Group, Inc.
                                                       (2004 to present).

        SunAmerica Senior Floating Rate Fund, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2008 -- (unaudited)

The following table contains basic information regarding the Directors and Officers who oversee operations of the Fund and other investment companies within the Fund complex.

                                                                                         Number of
                                             Term of                                      Funds in
        Name,                              Office and                                   Fund Complex
     Address and        Position(s) Held    Length of        Principal Occupations      Overseen by  Other Directorships
    Date of Birth*       With the Fund    Time Served(4)      During Past 5 Years       Director(1)  Held by Director(2)
----------------------- ----------------  --------------  ----------------------------- ------------ -------------------
Officers

John T. Genoy           President            2007 -       Chief Financial Officer,          N/A      N/A
DOB: November 8, 1968                        present      SunAmerica (2002 to
                                                          present); Senior Vice
                                                          President, SunAmerica (2003
                                                          to present); Chief Operating
                                                          Officer, SunAmerica (2006 to
                                                          present).

Donna M. Handel         Treasurer            2002 -       Senior Vice President,            N/A      N/A
DOB: June 25, 1966                           present      SunAmerica (2004 to
                                                          present); Vice President,
                                                          SunAmerica (1997 to 2004).

Gregory N. Bressler     Secretary and        2005 -       Senior Vice President and         N/A      N/A
DOB: November 17, 1966  Chief Legal          Present      General Counsel,
                        Officer                           SunAmerica (2005 to
                                                          present); Vice President and
                                                          Director of U.S. Asset
                                                          Management Compliance,
                                                          Goldman Sachs Asset
                                                          Management, L.P. (2004 to
                                                          2005); Deputy General
                                                          Counsel, Credit Suisse Asset
                                                          Management, LLC. (2002 to
                                                          2004);

James Nichols           Vice President       2006 -       Director, President and CEO,      N/A      N/A
DOB: April 7, 1966                           Present      SACS (2006 to present);
                                                          Senior Vice President, SACS
                                                          (2002 to 2006);

Cynthia A. Skrehot      Vice President       2002 -       Vice President, SunAmerica        N/A      N/A
DOB: December 6, 1967   and Chief            present      (2002 to present); Chief
                        Compliance                        Compliance Officer,
                        Officer ("CCO")                   SunAmerica (2003-2006).

        SunAmerica Senior Floating Rate Fund, Inc.
        DIRECTORS AND OFFICERS INFORMATION -- December 31, 2008 -- (unaudited) (continued)

                                                                                    Number of
                                        Term of                                      Funds in
        Name,           Position(s)   Office and                                   Fund Complex
     Address and        Held With      Length of        Principal Occupations      Overseen by  Other Directorships
    Date of Birth*       the Fund    Time Served(4)      During Past 5 Years       Director(1)  Held by Director(2)
----------------------- -----------  --------------  ----------------------------- ------------ -------------------

Gregory R. Kingston     Vice            2002 -       Vice President, SunAmerica        N/A      N/A
DOB: January 18, 1966   President       present      (2001 to present)
                        and
                        Assistant
                        Treasurer

Nori L. Gabert          Vice            2002 -       Vice President and Deputy         N/A      N/A
DOB: August 15, 1953    President       present      General Counsel,
                        and                          SunAmerica (2005 to
                        Assistant                    present); Vice President and
                        Secretary                    Senior Counsel, SunAmerica,
                                                     (2001 to 2005).

Matthew J. Hackethal    Anti-Money      2006 -       Chief Compliance Officer,         N/A      N/A
DOB: December 31, 1971  Laundering      present      SunAmerica (2006 to
                        Compliance                   present); Vice President,
                        Officer                      Credit Suisse Asset
                                                     Management (2001 to 2006);
                                                     Chief Compliance Officer,
                                                     Credit Suisse Alternative
                                                     Funds (2005 to 2006); CCO,
                                                     Credit Suisse Asset
                                                     Management Securities, Inc.
                                                     (2004 to 2005)


--------
* The business address for each Director and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (17 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), Anchor Series Trust (9 portfolios), the Fund, (1 fund), SunAmerica Series Trust (35 portfolios), AIG Series Trust (3 funds), AIG Retirement Company I (33 portfolios), AIG Retirement Company II (15 funds), Seasons Series Trust (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).
(2) Directorships of companies required to report to the Commission under the Securities Exchange Act of 1934 (i.e. "public companies") or other investment companies registered under the 1940 Act, other than those listed under the preceding column.
(3) Interested Director, as defined within the Investment Company Act of 1940, because he or she is an officer and a director of the Adviser and a director of the principal underwriter of the Fund.
(4) Directors serve until their successors are duly elected and qualified, subject to the Directors' retirement plan as discussed in Note 7 of the financial statements. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

        SunAmerica Senior Floating Rate Fund, Inc.
        SHAREHOLDER TAX INFORMATION -- (unaudited)


Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended December 31, 2008. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2009.

During the year ended December 31, 2008 the Fund paid the following dividends:

                                            Net
                                          Ordinary       Net            Net       Qualifying % for  Qualifying
                                 Total   Investment   Short-Term     Long-Term   the 70% Dividends   Dividend
                               Dividends   Income   Capital Gains* Capital Gains Received Deduction  Income %
                               --------- ---------- -------------- ------------- ------------------ ----------
Class A.......................   $0.49     $0.49         $--            $--              --%            --%
Class B.......................    0.46      0.46          --             --              --             --
Class C.......................    0.46      0.46          --             --              --             --
Class D.......................    0.50      0.50          --             --              --             --
Class Q.......................    0.49      0.49          --             --              --             --

--------
*  Short-term capital gains are treated as ordinary income for tax purposes.

        SunAmerica Senior Floating Rate Fund, Inc.
        COMPARISON: FUND vs. INDEX -- (unaudited)

The following graph shows how the value of a $10,000 investment in the Fund would have changed over the period shown in the graph, and also shows how the index shown performed over the same period of time. The graph and table shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please note that the term "inception" as used herein reflects the date on which a specific class of shares commenced operations. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. The graph presents the performance of Class C shares of the Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class. Past performance does not predict future results.

        SunAmerica Senior Floating Rate Fund, Inc.
        COMPARISON: FUND vs. INDEX -- (unaudited) (continued)

   The SunAmerica Senior Floating Rate Fund (Class C) returned -38.31% for the annual period ended December 31, 2008, lagging its benchmark, the S&P/LSTA Leveraged Loan Index*, which returned -29.10% for the same period.

   The credit market dislocation had a direct and unprecedented negative impact on leveraged loans. The massive supply-demand imbalance at the beginning of the year combined with subsequent leverage unwind during the fourth quarter from hedge funds and financial institutions resulted in forced selling of the asset class into a market which was void of potential buyers. The net result was an historical decline in the price of leveraged loans. Average loan prices, which historically have been near par, reached the low 60s by the end of 2008.

   The S&P/LSTA Leveraged Loan Index declined by an extraordinary 29.10% for the year. To put this decline into context, the historically stable leveraged loan asset class had not experienced an annual loss since the S&P/LSTA Index was established in 1997. The market declined precipitously when the financial crisis imploded in September 2008 as is highlighted by the 28.5% loss that the loan market experienced from September 1st through December 26th.

   At the close of the fiscal year, the SunAmerica Senior Floating Rate Fund included senior loans to 185 issuers spanning 28 industries. In our efforts to maintain a diversified portfolio, the average loan size was approximately $1.3 million and the largest industry concentration was in the Finance sector, representing 9.8% of the Fund's assets (based on market value). The Fund's holdings in the Finance sector do not include banks. The average credit quality of the portfolio was approximately B2 as of 12/31/08.

   Given the difficult year, there was not one industry category in the Fund or in the S&P LSTA Leveraged Loan Index that posted a positive return for the year. The Food Products sector was the best performing sector for the Fund this year. We had a slightly underweight position in this sector as compared to the index. Two of the worst performing sectors for the Fund this year were Publishing and Broadcasting. Historically, these industry sectors have been defensive sectors, which is why the Fund is overweight the index in both of these categories. In 2008, however, the decline in advertising revenue was much more precipitous than we expected. The Hotel/Casino sector also performed poorly this year. In the past, the Gaming sector has been recession resistant, but that was not the case this year. As of the end of the annual period, the weightings for the Broadcasting, Publishing and Hotel/Casino sectors were 8.3%, 6.6% and 4.3%, respectively (based on market value).

--------
Past performance is no guarantee of future results.

* The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings, spreads and interest payments. Indices are not managed and an investor cannot invest directly into an index.

Holdings and weightings are as of 12/31/08 and are subject to change after that date. The Portfolio is actively managed and its holdings and composition will differ over time.

The Fund is not a money market fund and its net asset value may fluctuate. Investments in loans involve certain risks including nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of an active trading market in certain cases, which may impair the Fund's ability to obtain full value for loans sold. The Fund may invest all or substantially all of its assets in loans or other securities that are rated below investment grade or in comparable unrated securities. Credit risks include the possibility of a default on the loan or bankruptcy of the borrower. The value of these loans is subject to a greater degree of volatility in response to interest rate fluctuations.

        SunAmerica Senior Floating Rate Fund, Inc.
        COMPARISON: FUND vs. INDEX -- (unaudited) (continued)

Over the past ten years, $10,000 invested in Senior Floating Rate Fund Class C shares would have decreased to $8,963. The same amount invested in securities mirroring the performance of the S&P/LSTA Leveraged Loan Index would be valued at $10,843.

                                    [CHART]
                 Senior Floating         S&P/LSTA
                   Rate Class C@     Leveraged Loan Index
                 ---------------     --------------------
12/31/1998           $10,000              $10,000
 1/31/1999            10,072               10,035
 2/28/1999            10,124               10,019
 3/31/1999            10,191                9,954
 4/30/1999            10,256               10,015
 5/31/1999            10,315               10,140
 6/30/1999            10,382               10,220
 7/31/1999            10,432               10,283
 8/31/1999            10,475               10,286
 9/30/1999            10,524               10,206
10/31/1999            10,576               10,221
11/30/1999            10,647               10,286
12/31/1999            10,712               10,365
 1/31/2000            10,776               10,455
 2/29/2000            10,826               10,503
 3/31/2000            10,784               10,447
 4/30/2000            10,819               10,480
 5/31/2000            10,890               10,565
 6/30/2000            10,950               10,642
 7/31/2000            11,003               10,728
 8/31/2000            11,068               10,761
 9/30/2000            11,118               10,790
10/31/2000            11,117               10,787
11/30/2000            11,148               10,827
12/31/2000            11,205               10,882
 1/31/2001            11,248               11,000
 2/28/2001            11,298               11,109
 3/31/2001            11,285               11,112
 4/30/2001            11,257               11,096
 5/31/2001            11,345               11,222
 6/30/2001            11,311               11,234
 7/31/2001            11,317               11,320
 8/31/2001            11,370               11,404
 9/30/2001            11,240               11,215
10/31/2001            11,102               11,105
11/30/2001            11,124               11,241
12/31/2001            11,166               11,336
 1/31/2002            11,205               11,394
 2/28/2002            11,195               11,360
 3/31/2002            11,274               11,496
 4/30/2002            11,341               11,630
 5/31/2002            11,413               11,641
 6/30/2002            11,400               11,526
 7/31/2002            11,289               11,423
 8/31/2002            11,233               11,385
 9/30/2002            11,239               11,393
10/31/2002            11,071               11,258
11/30/2002            11,194               11,417
12/31/2002            11,318               11,553
 1/31/2003            11,368               11,694
 2/28/2003            11,384               11,745
 3/31/2003            11,539               11,791
 4/30/2003            11,747               11,930
 5/31/2003            11,910               12,060
 6/30/2003            12,071               12,207
 7/31/2003            12,146               12,288
 8/31/2003            12,177               12,316
 9/30/2003            12,300               12,432
10/31/2003            12,390               12,546
11/30/2003            12,466               12,627
12/31/2003            12,540               12,705
 1/31/2004            12,682               12,815
 2/29/2004            12,699               12,855
 3/31/2004            12,726               12,901
 4/30/2004            12,809               12,965
 5/31/2004            12,814               12,979
 6/30/2004            12,858               13,060
 7/31/2004            12,888               13,103
 8/31/2004            12,878               13,126
 9/30/2004            12,909               13,180
10/31/2004            12,960               13,247
11/30/2004            13,011               13,306
12/31/2004            13,052               13,361
 1/31/2005            13,106               13,415
 2/28/2005            13,171               13,487
 3/31/2005            13,215               13,543
 4/30/2005            13,189               13,534
 5/31/2005            13,178               13,542
 6/30/2005            13,253               13,629
 7/31/2005            13,343               13,733
 8/31/2005            13,423               13,815
 9/30/2005            13,459               13,871
10/31/2005            13,487               13,914
11/30/2005            13,544               13,966
12/31/2005            13,605               14,040
 1/31/2006            13,698               14,137
 2/28/2006            13,787               14,226
 3/31/2006            13,885               14,312
 4/30/2006            13,955               14,382
 5/31/2006            13,969               14,418
 6/30/2006            14,012               14,459
 7/31/2006            14,077               14,541
 8/31/2006            14,172               14,630
 9/30/2006            14,247               14,709
10/31/2006            14,355               14,807
11/30/2006            14,401               14,885
12/31/2006            14,496               14,991
 1/31/2007            14,617               15,122
 2/28/2007            14,717               15,226
 3/31/2007            14,762               15,286
 4/30/2007            14,852               15,377
 5/31/2007            14,926               15,471
 6/30/2007            14,953               15,505
 7/31/2007            14,473               14,986
 8/31/2007            14,489               15,021
 9/30/2007            14,710               15,315
10/31/2007            14,805               15,461
11/30/2007            14,558               15,246
12/31/2007            14,558               15,294
 1/31/2008            14,031               14,800
 2/29/2008            13,660               14,429
 3/31/2008            13,586               14,416
 4/30/2008            14,040               14,950
 5/31/2008            14,216               15,090
 6/30/2008            14,270               15,128
 7/31/2008            14,056               15,012
 8/31/2008            14,026               14,993
 9/30/2008            13,114               14,071
10/31/2008            10,971               12,211
11/30/2008             9,689               11,172
12/31/2008             8,963               10,843




                       Class A++            Class B             Class C             Class D            Class Q++
    Senior        ---------------------------------------------------------------------------------------------------
    Floating      Average             Average             Average             Average             Average
     Rate         Annual   Cumulative Annual   Cumulative Annual   Cumulative Annual   Cumulative Annual   Cumulative
     Fund         Return    Return+   Return    Return+   Return    Return+   Return    Return+   Return    Return+
-                 ---------------------------------------------------------------------------------------------------
1 Year Return     (40.54)%  (38.20)%  (40.16)%  (38.42)%  (38.89)%  (38.31)%  (37.98)%  (37.98)%  (38.31)%  (38.31)%
---------------------------------------------------------------------------------------------------------------------
5 Year Return           NA        NA   (6.49)%  (28.51)%   (6.49)%  (28.52)%   (6.06)%  (26.84)%        NA        NA
---------------------------------------------------------------------------------------------------------------------
10 Year Return          NA        NA   (1.00)%   (9.59)%   (1.09)%  (10.37)%        NA        NA        NA        NA
---------------------------------------------------------------------------------------------------------------------
Since Inception*  (19.79)%  (36.59)%   (0.78)%   (7.73)%   (0.88)%   (8.71)%   (2.54)%  (17.93)%   (7.01)%  (28.81)%
---------------------------------------------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would have been lower.
*  Inception date: Class A: 10/04/2006; Class B: 08/31/1998; Class C:
   08/31/1998; Class D: 05/02/2001; Class Q: 04/28/2004.
++ Effective October 4, 2006, Class A shares were redesignated to Class Q shares and a new class of shares designated as Class A commenced offering.
@ Returns of Class C shares have replaced the returns of Class B shares in the Graph because Class C shares have the same inception date as the Class B shares and Class C shares currently have the largest amount of net assets of any Class of the Fund.

For the 12 month period ended December 31, 2008, the SunAmerica Senior Floating Rate Class C returned (38.89)% compared to (29.10)% for the S&P/LSTA Leveraged Loan Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 3.75%; Contingent Deferred Sales Charge (CDSC), Class B: 3.00%, Class C 1.00% CDSC. The fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.sunamericafunds.com

[LOGO] AIG Sun America
Mutual Funds

Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

Directors                  Custodian                  DISCLOSURE OF QUARTERLY
 Dr. Judith L. Craven       State Street Bank and     PORTFOLIO HOLDINGS
 William F. Devin             Trust Company           The Fund is required to
 Samuel M. Eisenstat        P.O. Box 5607             file its com-plete
 Stephen J. Gutman          Boston, MA 02110          schedule of portfolio
 Peter A. Harbeck                                     holdings with the U.S.
 William J. Shea           VOTING PROXIES ON FUND     Securities and Exchange
                           PORTFOLIO SECURITIES       Commission for its first
Officers                   A description of the       and third fiscal quarters
 John T. Genoy, President  policies and proce-dures   on Form N-Q. The Fund's
   and Chief Executive     that the Fund uses to      Forms N-Q are available
   Officer                 determine how to vote      on the U.S. Securities
 Donna M. Handel,          proxies related to         and Exchange Commission's
   Treasurer               securities held in the     website at
 James Nichols, Vice       Fund's portfolio, which    http://www.sec.gov. You
   President               is available in the        can also review and
 Cynthia A. Skrehot, Vice  Fund's Statement of        obtain copies of the
   President and Chief     Additional Information,    Forms N-Q at the U.S.
   Compliance Officer      may be ob-tained without   Securities and Exchange
 Gregory N. Bressler,      charge upon request, by    Commission's Public
   Chief Legal             calling (800) 858-8850.    Refer-ence Room in
   Officer and Secretary   This in-formation is also  Washington, DC
 Gregory R. Kingston,      available from the EDGAR   (information on the
   Vice President and      database on the U.S.       operation of the Public
   Assistant Treasurer     Secu-rities and Exchange   Reference Room may be
 Nori L. Gabert, Vice      Commission's website at    ob-tained by calling
   President and           http://www.sec.gov.        1-800-SEC-0330).
   Assistant Secretary
 John E. McLean,           DELIVERY OF SHAREHOLDER    PROXY VOTING RECORD ON
   Assistant Secretary     DOCUMENTS                  FUND PORTFOLIO SECURITIES
 Kathleen Fuentes,         The Fund has adopted a     Information regarding how
   Assistant Secretary     policy that allows them    the Fund voted proxies
 Diedre L. Shepherd,       to send only one copy of   relating to securities
   Assistant Treasurer     a Fund's prospectus,       held in the Fund's
 Matthew J. Hackethal,     proxy material, annual     portfolio during the most
   Anti-Money Laundering   report and semi-annual     recent twelve month
   Compliance Officer      report (the "shareholder   period ended June 30 is
                           documents") to             available, once filed
Investment Adviser         shareholders with          with the U.S. Securities
 AIG SunAmerica Asset      multiple accounts          and Exchange Commis-sion,
   Management Corp.        residing at the same       without charge, upon
 Harborside Financial      "household." This          request, by calling
   Center                  practice is called         (800) 858-8850 or on the
 3200 Plaza 5              householding and reduces   U.S. Securities and
 Jersey City, NJ           Fund expenses, which       Exchange Commission's
   07311-4992              benefits you and other     website at
                           shareholders. Unless the   http://www.sec.gov.
Distributor                Funds receive
 SunAmerica Capital        instructions to the        This report is submitted
   Services, Inc.          con-trary, you will only   solely for the general
 Harborside Financial      receive one copy of the    information of
   Center                  shareholder documents.     shareholders of the Fund.
 3200 Plaza 5              The Funds will continue    Distribution of this
 Jersey City, NJ           to household the           report to persons other
   07311-4992              share-holder documents     than shareholders of the
                           indefinitely, until we     Fund is authorized only
Shareholder Servicing      are instructed otherwise.  in connection with a
Agent                      If you do not wish to      currently effective
 AIG SunAmerica Fund       participate in             prospectus, setting forth
   Services, Inc.          householding, please       details of the Fund,
 Harborside Financial      contact Shareholder        which must precede or
   Center                  Services at (800)          accompany this report.
 3200 Plaza 5              858-8850 ext. 6010 or
 Jersey City, NJ           send a written request
   07311-4992              with your name, the name
                           of your fund(s) and your
Transfer Agent             account number(s) to
 State Street Bank and     SunAmerica Mutual Funds
   Trust Company           c/o BFDS, P.O. Box
 P.O. Box 219373           219186, Kansas City MO,
 Kansas City, MO 64141     64121-9186. We will
                           resume individual
                           mailings for your account
                           within thirty (30) days
                           of receipt of your
                           request.

Distributed by:
SunAmerica Capital Services, Inc.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

www.sunamericafunds.com

SFANN - 12/08

[LOGO]

AIG

Sun America
Mutual Funds

Item 2. Code of Ethics

     The SunAmerica Senior Floating Rate Fund, Inc. (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year 2008, there were no reportable amendments, waivers or implicit waivers to a provision of the code of ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3. Audit Committee Financial Expert.

     The registrant's Board of Directors has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

     (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                               2007        2008
                              -------     -------
     (a) Audit Fees           $74,471     $80,591
     (b) Audit-Related Fees   $     0     $     0
     (c) Tax Fees             $11,372     $12,166
     (d) All Other Fees       $     0     $     0

     Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

     Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                              2007   2008
                              ----   ----
     (b) Audit-Related Fees   $ 0    $ 0
     (c) Tax Fees             $ 0    $ 0
     (d) All Other Fees       $ 0    $ 0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)  Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2008 and 2007 were $626,231 and $478,375, respectively.

     (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

     Not  applicable.

Item 6. Investments.

     Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not  applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not  applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not  applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this
     Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Senior Floating Rate Fund, Inc.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John T. Genoy
    ------------------------------------
    John T. Genoy
    President

Date: March 6, 2009


By: /s/ Donna M. Handel
    ------------------------------------
    Donna M. Handel
    Treasurer

Date: March 6, 2009